As filed with the Securities and Exchange Commission on October 30, 2008.
1933 Act File No. 333-[     ]
1940 Act File No. 811-22072

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO.
☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ AMENDMENT NO. 7
The Cushing MLP Total Return Fund
(Exact Name of Registrant as Specified in Charter)
3300 Oak Lawn Avenue
Suite 650
Dallas, TX 75219
(Address of Principal Executive Offices)
(214) 692-6334
(Registrant’s Telephone Number, including Area Code)
Jerry V. Swank
The Cushing MLP Total Return Fund
3300 Oak Lawn Avenue
Suite 650
Dallas, TX 75219
(Name and Address of Agent for Service)
Copies to:
Philip H. Harris
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
(212) 735-3000
     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
     It is proposed that this filing will become effective (check appropriate box)
     ☐ when declared effective pursuant to section 8(c)
     If appropriate, check the following box:
     ☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
     ☐ This Form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is .
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered	Unit	Price(1)	Registration Fee
Common Shares, $0.001 par value per share		$	$1,000,000	$39.30

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

Preliminary Base Prospectus dated                     , 2008

Subject to completion October 30, 2008
The Cushing MLP Total Return Fund
                     COMMON SHARES OF BENEFICIAL INTEREST

Investment Objective. The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved.
Investment Strategy. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in master limited partnership (“MLP”) investments (the “80% policy”). Entities commonly referred to as “MLPs” are taxed as partnerships for federal income tax purposes, and are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of the Fund’s 80% policy, MLP investments are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs. The Fund is managed by Swank Energy Income Advisors, LP (the “Investment Adviser”).
The Fund seeks to obtain a high after-tax total return through investments in public and private MLPs that have distribution growth prospects that, in the Investment Adviser’s view, are high relative to comparable MLPs and available unit pricing. The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. The Fund intends to focus its investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources. The Fund believes that, as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund), a significant portion of the Fund’s income will be tax-deferred, which will allow distributions by the Fund to its shareholders to include tax-deferred income; however, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders. The Fund expects to make equity investments in a mix of publicly traded securities and non-readily marketable securities that may be issued by public or private companies. The Fund will seek to hedge certain risks such as overall market, interest rate and commodity price risk.
The Fund will generally seek to invest in 20 to 30 issuers with generally no more than 10% of Managed Assets (as defined below) in any one issue and no more than 15% of Managed Assets in any one issuer (for purposes of this limit, an “issuer” includes both an MLP and its controlling general partner or managing member), in each case, determined at the time of investment. Among other things, the Investment Adviser will use fundamental, proprietary research to seek to identify the most attractive MLPs with strong fundamental growth prospects and will seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies. Generally, no more than 50% of the Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.
As used in this base prospectus (the “Prospectus”), “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.
Our common shares are listed on the New York Stock Exchange under the symbol “SRV.” On      , 2008, the last reported sale price of our common shares was $ .
The Fund may offer, from time to time, in one or more offerings, common shares of beneficial interest (“common shares”), each having a par value of $0.001 per share. Common shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares.
Common shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of common shares and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.
Investment in the Fund’s common shares involves substantial risks arising from the Fund’s policy of investing in the securities of MLPs, its concentration in the natural resources sector and its use of leverage. Before buying any of the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 34 of this Prospectus.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.
Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. This Prospectus contains all information required to be in the Fund’s Statement of Additional Information. This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. Copies of the Fund’s annual and semi-annual reports may be obtained upon request, without charge, by calling toll-free (800) 662-7232 and also will be made available on the Fund’s website at www.swankcapital.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus. The SEC maintains an internet website (www.sec.gov) that contains other information regarding the Fund.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospective investors should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide investors with different information. If anyone provides an investor with different or inconsistent information, the investor should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Prospective investors should assume that the information appearing in this Prospectus is accurate only as of the date on the front cover of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

ii

     You should rely only on the information contained in this Prospectus and the accompanying Prospectus Supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this Prospectus and the accompanying Prospectus Supplement. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, common shares only in jurisdictions where offers and sales are permitted. The information contained, or incorporated by reference, in this Prospectus and the accompanying Prospectus Supplement is accurate only as of the date of this Prospectus and such Prospectus Supplement. We will update these documents to reflect material changes as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

iii

PROSPECTUS SUMMARY
This is only a summary. This summary does not contain all of the information that an investor should consider before investing in the Fund’s common shares. You should review the more detailed information contained in this base prospectus (the “Prospectus”). In particular, you should carefully read the risks of investing in the common shares, as discussed under “Principal Risks of the Fund.”

The Fund	The Cushing MLP Total Return Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). Throughout the Prospectus, The Cushing MLP Total Return Fund is referred to simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering	The Fund may offer, from time to time, in one or more offerings, common shares of beneficial interest, $0.001 par value per share. The common shares of beneficial interest are called “common shares” in the rest of this Prospectus. The common shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). The offering price per share of our common shares will not be less than the net asset value per share of our common shares at the time we make the offering, exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares. Common shares may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our common shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.

NYSE Listed	The Fund’s common shares are listed for trading on the New York Stock Exchange (the “NYSE”), under the symbol “SRV.” As of , 2008, the last reported sale price of the Fund’s common shares on the NYSE was $ .

Who May Want to Invest	Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

• The opportunity for an attractive total return through capital appreciation and current income, in a fund managed by an experienced team of portfolio and investment professionals.

• Low correlation with broader equity or fixed income markets.

•     Exposure to a growing sub-sector of the natural resources universe, which sub-sector benefits from a tax-advantaged structure and which owns and operates integral infrastructure energy assets that are essential in meeting the growing demand from energy producers and consumers.

•     Access through a single investment vehicle to a portfolio of public, private investment in public equity (“PIPE”), and private securities issued by master limited partnerships (“MLPs”) and securities of other companies that are generally engaged in the same lines of business as those in which MLPs engage (“Other Natural Resources Companies”) (not otherwise available to the general public) researched and sourced by experienced investment professionals at Swank Energy Income Advisors, LP. (the “Investment Adviser”).

However, an investment in the Fund involves certain associated investment risks. See “Principal Risks of the Fund.”

An Investment in the Fund vs. Direct Investment in MLPs	The Investment Adviser believes that an investment in the Fund has certain advantages over direct investment in MLPs, such as:

•     Exposure to the MLP asset class through an investment vehicle that will provide common shareholders with a single Internal Revenue Service (“IRS”) form 1099. Direct investors in MLPs receive an IRS schedule K-1 from each MLP in which they invest.

•     Access to an investment vehicle that will not require shareholders to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners and may be required to file state income tax returns in each state in which the MLP operates.

•     Ability for the Fund’s common shareholders that are tax-exempt investors to avoid having the Fund’s distributions classified as unrelated business taxable income (“UBTI”), unless such investor’s common shares are debt-financed. A portion of income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

•     Ability for non-U.S. shareholders to avoid being directly subject to regular net based U.S. federal income tax and return filing requirements with respect to investments in MLPs, provided such non-U.S. shareholder’s investment in the Fund is not effectively connected with the conduct of a trade or business in the United States by such shareholder. Non-U.S. shareholders would generally be subject to regular net based U.S. federal income tax on income from direct investments in MLPs treated as effectively connected with a U.S. trade or business.

•     Ability for the Fund’s common shareholders to not be limited by the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) containing the passive activity loss rules with respect to any losses resulting from the purchase and sale of common shares, because the Fund is taxed as a corporation. The passive activity loss rules limit the ability of certain direct investors in MLPs to use their allocable share of any losses generated by an MLP to offset income from other activities.

Investment Objective and Policies	The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments (the “80% policy”). There can be no assurance that the Fund’s investment objective will be achieved. The Fund intends to focus its investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources.

The Fund generally will generally seek to invest in 20 to 30 issuers with generally no more than 10% of Managed Assets (as defined below) in any one issue and no more than 15% of Managed Assets in any one issuer (for purposes of this limitation, an “issuer” includes both the MLP or limited liability company, as well as its controlling general partner or managing member), in each case, determined at the time of investment. For purposes of this calculation, an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities. Among other things, the Investment Adviser will use fundamental and proprietary research to seek to identify the most attractive MLPs and will seek to invest in MLPs that have distribution growth prospects that, in the Investment Adviser’s view, are high relative to comparable MLPs and that are not fully reflected in current pricing. The Investment Adviser believes that the MLPs most likely to offer such attractive investment characteristics are those that are relatively small and have proven and motivated management teams that are able to develop projects organically (“greenfield” or internally developed) and/or to successfully identify, acquire and integrate assets and companies that enhance value to shareholders. As part of the Fund’s 80% policy, the Investment Adviser will also seek to invest in MLPs or other entities that hold the general partner or managing member interest and incentive distribution rights in MLPs (“GP MLPs”). The

Investment Adviser believes the distribution growth prospects of many GP MLPs are high relative to many other MLPs, and the Investment Adviser will seek to invest in GP MLPs in which the Investment Adviser believes that such growth is not fully reflected in current pricing. Like MLPs with strong distribution growth prospects, GP MLPs with strong growth prospects often trade at prices that result in relatively low current yields. Since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the distribution yield of the Fund will be lower than it would be under a more diversified investment approach.

As used in this Prospectus, “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock (“preferred shares”) or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

The Investment Adviser will seek to invest in initial public offerings (“IPOs”) and secondary market issuances, PIPE transactions and privately negotiated transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies. See “Investment Objective and Policies.”

The Fund’s investment objective and percentage parameters, including its 80% MLP investment policy, are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change.

The Fund’s Investments	The Fund invests primarily in the securities of MLPs, other equity securities, debt securities and securities of non-U.S. issuers as described below.

MLPs

Master limited partnerships are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources as described in Section 7704 of the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest. See “The Fund’s Investments.”

Other Equity Securities

The Fund may invest in equity securities of issuers other than MLPs, including common stocks of Other Natural Resources Companies and issuers engaged in other sectors, including the finance and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.

Debt Securities

The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s Managed Assets in lower rated or unrated debt securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

Non-U.S. Securities

The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

See “The Fund’s Investments.”

Investment Characteristics	The Investment Adviser believes that the following characteristics of MLPs make them attractive investments:

• Many MLPs are utility-like in nature and have relatively stable, predictable cash flows.

• MLPs provide services which help meet the largely inelastic demand of U.S. energy consumers.

•     Transportation assets in the interstate and intrastate pipeline sector are typically backed by relatively long-term contracts and stable transportation rates (or tariffs) that are regulated by the U.S. Federal Energy Regulatory Commission (“FERC”) or by state regulatory commissions.

•     High barriers to entry may protect the business model of some MLPs, since construction of the physical assets typically owned by these MLPs generally requires significant capital expenditures and long lead times.

•     As the location and quality of natural resources supplies change, new midstream infrastructure such as gathering and transportation pipelines, treating and processing facilities, and storage facilities is needed to meet these new logistical needs. Similarly, as the demographics of demand centers change, new infrastructure is often needed. MLPs are integral providers of these midstream needs.

•     Requirements for new and additional transportation fuel compositions (e.g., reduced sulfur diesel and ethanol blends) require additional logistical assets. MLPs are integral providers of these logistical needs.

• Midstream assets are typically long-lived and tend to retain their economic value, and the risk of technological obsolescence is low.

•     MLPs are “pass-through” entities and do not pay federal income taxes at the entity level. In general, a portion of their distributions are treated as a return of capital (that is, a payback of invested capital).

•     In addition to their growth potential, MLP investments are currently offering higher yields than some investments, such as utilities and real estate investment trusts (“REITs”). Of course, there can be no guarantee that the MLP investments in the Fund’s portfolio will generate higher yields than these other asset classes, and since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the distribution yield of the Fund will be lower than it would be under a more diversified investment approach.

An investment in MLPs also involves risks, some of which are described below under “Principal Risks of the Fund.”

Investment Adviser	The Fund’s investments are managed by its Investment Adviser, Swank Energy Income Advisors, LP, whose principal business address is 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219. The Investment Adviser is also investment adviser to the private managed accounts (“Affiliated Funds”), which invest primarily in securities of MLPs and Other Natural Resources Companies and global commodities. Since 2003, the Investment Adviser has managed the Affiliated Funds with a focus on achieving a high after-tax total return from a combination of capital appreciation and current income (as opposed to relative performance against a benchmark index). The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community.

The Fund has agreed to pay the Investment Adviser, as compensation for the services rendered by it, a monthly management fee at an annual rate of 1.25% of the average weekly value of the Fund’s Managed Assets. See “Management of the Fund—Investment Management Agreement.”

Competitive Strengths

The Investment Adviser considers itself one of the principal professional institutional investors in the MLP space based on the following:

• An investment team with extensive experience in MLP analysis and investment, portfolio management, risk management, and private securities transactions.

• A focus on bottom-up, fundamental analysis performed by its experienced investment team.

•     The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of MLP investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in MLPs and Other Natural Resources Companies.

• Its central location in Dallas, Texas and proximity to major players and assets in the MLP space.

Administrator	U.S. Bancorp Fund Services, LLC (the “Administrator”) will provide the Fund with administrative services. The Administrator also performs fund accounting. See “Other Service Providers.”

Distributions	The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its common shareholders.

The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to common shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in our common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges our common shares. Dividends in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. See “Distributions” and “Dividend Reinvestment Plan.”

Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Distributions” and “Dividend Reinvestment Plan.”

Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash.

Use of Leverage	On October 19, 2007, the Fund entered into a fully-collateralized borrowing arrangement with Credit Suisse. Proceeds from the borrowing arrangement are used to execute the Fund’s investment objective. The borrowing arrangement is collateralized with investments held in a segregated account for the benefit of Credit Suisse at the Fund’s custodian, which collateral exceeds the amount borrowed.

The Fund may also seek to enhance its total returns through the issuance of preferred shares and other commercial paper or notes and other forms of borrowing except certain privately-arranged, temporary or fully-collateralized and segregated borrowings (each, a “Leverage Instrument” and collectively, “Leverage Instruments”), in each case within the applicable limits of the 1940 Act. The Fund may leverage through these Leverage Instruments in an aggregate amount of up to approximately 33 1/3% of its Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares).

The Fund in the future may decide to leverage through the issuance of preferred shares or other means. After such a decision, total leverage of the Fund is expected to range between 20% to 50% of the Fund’s Managed Assets, including any borrowings for investment purposes (i.e., 25% to 100% of its net assets attributable to the Fund’s common shares). The Fund may borrow from banks and other financial institutions.

To the extent the Fund borrows, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing.

The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time increases risk. When leverage is employed, the net asset value, market price of the common shares and the yield to holders of common shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s common shares may decrease more quickly than would otherwise be the case, and distributions on the common shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to common shareholders.

Because the investment management fee paid to the Investment Adviser is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage

(including higher management fees). See “The Fund’s Investments – Use of Leverage.”

The Fund’s leveraging strategy may not be successful. See “Principal Risks of the Fund — Leverage Risk.”

Tax Treatment of the Fund	The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund may be subject to state income tax by reason of its investments in equity securities of MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payments of U.S. corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the shares. In addition, distributions to shareholders of the Fund will be taxed under federal income tax laws applicable to corporate distributions, and thus at least a significant portion of the Fund’s taxable income may be subject to a double layer of taxation. See “Tax Matters.”

Principal Risks of the Fund	General

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

Limited Operating and Trading History. The Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company. The Fund commenced operations on August 27, 2007. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially. See “Principal Risks of the Fund—General—Limited Operating and Trading History.”

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s dividends. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such. See “Principal Risks of the Fund—General—Investment and Market Risk.”

Market Discount From Net Asset Value Risk. Shares of closed-end funds frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and creates a risk of loss for investors purchasing common shares at net asset value in a public offering. The net asset value of the Fund’s common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend entirely upon whether the market price of its common shares at the time of sale is above or below the investor’s purchase price for the Fund’s common shares. The Fund’s common shares have in the past traded below their net asset value. See “Principal Risks of the Fund—General—Market Discount from Net Asset Value Risk.”

Sector Concentration Risk

Under normal market conditions and once the proceeds of each offering are fully invested in accordance with its investment objective, the Fund will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in MLP investments, which operate primarily in the natural resources sector. There are risks inherent in the natural resources sector and the businesses of MLPs and Other Natural Resources Companies, including those described below. See “Principal Risks of the Fund – Sector Concentration Risk.”

MLP and Other Natural Resources Company Risks

Commodity Price Risk. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. MLPs and Other Natural Resources Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs and Other Natural Resources Companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs or Other Natural Resources Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP and Other Natural Resources Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Commodity Price Risk.”

Cyclicality Risk. The highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the MLPs and Other Natural Resources Companies in which the Fund will invest. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Cyclicality Risk.”

Supply Risk. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and Other Natural Resources Companies and, therefore, their ability to make distributions or pay dividends. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Supply Risk.”

Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an MLP’s or an Other Natural Resources Company’s revenues and cash flows. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Demand Risk.”

Risks Relating to Expansions and Acquisitions. MLPs and Other Natural Resources Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs or Other Natural Resources Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and Other Natural Resources Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Risks Relating to Expansions and Acquisitions.”

Competition Risk. The natural resources sector is highly competitive. To the extent that the MLPs and Other Natural Resources Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Competition Risk.”

Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain MLPs and Other Natural Resources Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of

MLPs and Other Natural Resources Companies, and could therefore adversely affect their securities. “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Weather Risk.”

Interest Rate Risk. The prices of the equity and debt securities of the MLPs and Other Natural Resources Companies the Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs and Other Natural Resources Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner. “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Interest Rate Risk.”

MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—MLP Structure Risk.”

Sub-Sector Specific Risk. MLPs and Other Natural Resources Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.

•     Pipelines.  Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Sub-Sector Specific Risk—Pipelines.”

•     Gathering and processing.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk. “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Sub-Sector Specific Risk—Gathering and processing.”

•     Exploration and production.  Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Sub-Sector Specific Risk—Exploration and Production.”

•     Propane.  Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating. “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Sub-Sector Specific Risk—Propane.”

•     Coal.  Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the federal Clean Air Act of 1990, as amended (the “Clean Air Act”). See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Sub-Sector Specific Risk—Coal.”

•     Marine shipping.  Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Sub-Sector Specific Risk—Marine Shipping.”

Cash Flow Risk. The Fund will derive substantially all of its cash flow from investments in equity securities of MLPs and Other Natural Resources Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the MLPs and Other Natural Resources Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may only have limited influence over Other Natural Resources Companies in that regard. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Cash Flow Risk.”

Regulatory Risk. The profitability of MLPs and Other Natural Resources Companies could be adversely affected by changes in the regulatory environment. MLPs and Other Natural Resources Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Regulatory Risk.”

Affiliated Party Risk. Certain MLPs and Other Natural Resources Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s or an Other Natural Resources Company’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s or Other Natural Resources Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s or an Other Natural Resources Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP or Other Natural Resources Company as a transaction with a non-affiliate. “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Affiliated Party Risk.”

Catastrophe Risk. The operations of MLPs and Other Natural Resources Companies are subject to many hazards inherent in the exploration for, and development, production, gathering,

transportation, processing, storage, refining, distribution, mining or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. If a significant accident or event occurs that is not fully insured, it could adversely affect the MLP’s or Other Natural Resources Company’s operations and financial condition. See “Principal Risks of the Fund—MLP and Other Natural Resources Company Risks—Catastrophe Risk.”

Risks Associated with an Investment in IPOs

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile, thus the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease. See “Principal Risks of the Fund—Risks Associated with an Investment in IPOs.”

Risks Associated with an Investment in PIPE Transactions

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the Securities and Exchange Commission (the “SEC”). PIPE securities may be deemed illiquid. See “Principal Risks of the Fund—Risks Associated with an Investment in PIPE Transactions.”

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Principal Risks of the Fund—Liquidity Risk.”

Liquidity Risk

The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability. See “Principal Risks of the Fund—Liquidity Risk.”

Tax Risks

In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

Tax Law Changes. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or Other Natural Resources Companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. Federal legislation has reduced the federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2010, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.

Tax Risk of MLPs. The Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it has no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLP’s being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for federal income tax purposes, it would be subject to federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s common shares.

Deferred Tax Risks of MLPs. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the income from MLPs has been offset by tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits will be treated as a tax-advantaged return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

See “Tax Matters.”

Risks Associated with an Investment in Non-U.S. Companies

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. See “Principal Risks of the Fund—Risks Associated with an Investment in Non-U.S. Companies – Non-U.S. Securities Risk.”

Non-U.S. Currency Risk. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of its investments. See “Principal Risks of the Fund—Risks Associated with an Investment in Non-U.S. Companies – Non-U.S. Currency Risk.”

Currency Hedging Risk. The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs and Other Natural Resources Companies valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. The use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund’s incurring losses as a result of matters beyond the Fund’s control. See “Principal Risks of the Fund—Risks Associated with an Investment in Non-U.S. Companies—Currency Hedging Risk.”

Emerging Markets Risk. Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting. See “Principal Risks of the Fund—Risks Associated with an Investment in Non-U.S. Companies—Emerging Markets Risk.”

Interest Rate Risk

The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise. See “Principal Risks of the Fund—Interest Rate Risk.”

Legal and Regulatory Risk

Legal and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. See “Principal Risks of the Fund—Legal and Regulatory Risk.”

Interest Rate Hedging Risk

The Fund may in the future hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. See “Principal Risks of the Fund—Interest Rate Hedging Risk.”

Arbitrage Risk

A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position. See “Principal Risks of the Fund—Arbitrage Risk.”

Equity Securities Risk

Master limited partnership common units and other equity securities of MLPs and Other Natural Resources Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP or Other Natural Resources Company (which, in the case of an MLP, is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs and Other Natural Resources Companies can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. See “Principal Risks of the Fund—Equity Securities Risk.”

MLP Subordinated Units. Master limited partnership subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution (the “MQD”) has been paid to holders of common units, but prior to payment of incentive distributions to the general partner or managing member. Master limited partnership subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals. See “Principal Risks of the Fund—Equity Securities Risk – MLP Subordinated Units.”

General Partner and Managing Member Interests. General partner and managing member interests are not publicly traded, though they may be owned by publicly traded entities such as GP MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members. See “Principal Risks of the Fund—Equity Securities Risk – General Partner and Managing Member Interest.”

Small-Cap and Mid-Cap Company Risk

Certain of the MLPs and Other Natural Resources Companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies,

respectively). Investing in the securities of small-cap or mid-cap MLPs and Other Natural Resources Companies presents some particular investment risks. These MLPs and Other Natural Resources Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Other Natural Resources Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these MLPs and Other Natural Resources Companies may be less liquid than those of larger MLPs and Other Natural Resources Companies, and may experience greater price fluctuations than larger MLPs and Other Natural Resources Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand. See “Principal Risks of the Fund—Small-Cap and Mid-Cap Company Risk.”

Leverage Risk

The Fund may use leverage through the issuance of preferred shares, commercial paper or notes, other forms of borrowing or both. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. See “Principal Risks of the Fund—Leverage Risk.”

Fully-Collateralized Borrowing Risk. The Fund has entered into a fully-collateralized borrowing arrangement with Credit Suisse in which the collateral maintained in a segregated account exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral. Such arrangements are also subject to interest rate risk. See “Principal Risks of the Fund—Leverage Risk—Fully-Collateralized Borrowing Risk” and “Principal Risks of the Fund – Interest Rate Risk.”

Preferred Share Risk. Preferred share risk is the risk associated with the issuance of preferred shares to leverage the common shares. If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares.

In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees.

Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

See “Principal Risks of the Fund—Leverage Risk—Preferred Share Risk.”

Preferred Shareholders May Have Disproportionate Influence over the Fund. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. See “Principal Risks of the Fund—Leverage Risk—Preferred Shareholders May Have Disproportionate Influence over the Fund.”

Credit Facility. The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s

Managed Assets (i.e., 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.

Portfolio Guidelines of Rating Agencies. In order to obtain and maintain the required ratings of loans from a credit facility, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P or the credit facility. See “Principal Risks of the Fund—Leverage Risk—Portfolio Guidelines of Rating Agencies.”

Securities Lending Risk

The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities. See “Principal Risks of the Fund—Securities Lending Risk.”

Non-Diversification Risk

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. To the extent the Fund invests a relatively high percentage of the Fund’s assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. See “Principal Risks of the Fund—Non-Diversification Risk.”

Valuation Risk

Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. See “Principal Risks of the Fund—Valuation Risk.”

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Net Asset Value.”

Portfolio Turnover Risk

The Fund anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. “Principal Risks of the Fund—Portfolio Turnover Risk.”

Strategic Transactions Risk

The Fund may, but is not required to, write, purchase or sell put or call options on securities, equity or fixed-income indices or other instruments, write, purchase or sell futures contracts or options on futures, or enter into various transactions such as swaps, caps, floors or collars (collectively, “Strategic Transactions”). The Fund may engage in Strategic Transactions, including the purchase and sale of derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Fund’s ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.

The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund may also write uncovered call options (i.e., where the Fund does not own the underlying security or index) to a limited extent. Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise, further exacerbating the loss.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise. If the Fund were unable to close out an uncovered call option that the Fund had written on a security, the Fund retains the risk of a price increase in the underlying security until the Fund purchases the security or the option expires without exercise.

See “Principal Risks of the Fund—Strategic Transactions Risk.”

Convertible Instrument Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. See “Principal Risks of the Fund—Convertible Instrument Risk.”

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss. See “Principal Risks of the Fund—Short Sales Risk.”

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline. See “Principal Risks of the Fund—Inflation Risk.”

Debt Securities Risks

Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks. See “Principal Risks of the Fund—Debt Securities Risks.”

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. See “Principal Risks of the Fund—Debt Securities Risks – Credit Risk.”

Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or S&P, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. See “Principal Risks of the Fund—Debt Securities Risk— Below Investment Grade and Unrated Debt Securities Risk.”

Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. See “Principal Risks of the Fund—Debt Securities Risks – Reinvestment Risk.”

ETN and ETF Risk

An exchange traded note (“ETN”) or exchange traded fund (“ETF”) that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. See “Principal Risks of the Fund—ETN and ETF Risk.”

Terrorism and Market Disruption Risk

The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general and the natural resources sector in particular. Global political and economic instability could affect an MLP’s or an Other Natural Resources Company’s operations in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. See “Principal Risks of the Fund—Terrorism and Market Disruption Risk.”

Market Volatility

The residential housing sector in the United States has been under considerable pressure during the past two years with home prices nationwide down 15% to 20% on average and nearly twice that in certain regions. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities, including many of our investments and the price of our common shares. Additionally, the federal rescue of Freddie Mac, Fannie Mae and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings, Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and thus further increase the illiquidity of our investment. See “Principal Risks of the Fund—Market Volatility.”

Investment Management Risk

The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. See “Principal Risks of the Fund—Investment Management Risk.”

Dependence on Key Personnel of the Investment Adviser

The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resources industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have long-term employment contracts with the Investment Adviser, although they do have equity interests and other financial incentives to remain with the firm. See “Principal Risks of the Fund— Dependence on Key Personnel of the Investment Adviser.”

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest. See “Principal Risks of the Fund—Conflicts of Interest with the Investment Adviser.”

Transfer Agent and Dividend-Disbursing Agent	Under a transfer agency and service agreement among Computershare Trust Company, N.A., Computershare Inc. and the Fund, Computershare Trust Company, N.A. serves as the Fund’s transfer agent, registrar and administrator of its dividend reinvestment plan, and Computershare Inc. serves as dividend disbursing agent and may act on behalf of Computershare Trust Company, N.A. in providing certain of the services covered by the agreement. See “Other Service Providers.”

Custodian	U.S. Bank National Association serves as the custodian of the Fund’s securities and other assets. See “Other Service Providers.”

SUMMARY OF FUND EXPENSES
     The following table assumes the Fund has borrowed in the amount equal to 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and shows the Fund’s expenses as a percentage of net assets attributable to its common shares.

Shareholder Transaction Expenses:
Sales Load Paid by Investors (as a percentage of offering price)
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	[ ]	%
Dividend Reinvestment Plan Fees(2)
Percentage of Net Assets Attributable to Common Shares
(Assumes Leverage is Used)(3)

Annual Expenses:
Management Fees(4)	1.88%
Interest Payments on Borrowed Funds(5)	2.5%
Other Expenses(3)	.38%
Total Annual Expenses(4)	4.76%

(1)	Amount reflects estimated offering expenses of $[ ] borne by the Fund.

(2)	Investors who hold shares in a dividend reinvestment account and request a sale of shares through the dividend reinvestment plan agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.
Percentage of Net Assets Attributable to Common Shares
(Assumes No Leverage is Used)

Annual Expenses:
Management Fees(4)	1.25%
Interest Payments on Borrowed Funds	None
Other Expenses(3)	0.25%
Total Annual Expenses(4)	1.50%

(3)	The costs of this offering are not included as an Annual Expense in the expenses shown in this table, but are included as a Shareholder Transaction Expense in the table above. “Other Expenses” are based on estimated amounts for the current fiscal year, and include the following expenses associated with dividends paid on short sales: 0.0072% (assuming leverage is used) and 0.0048% (assuming no leverage is used). Please see footnote (1) above.

(4)	The Investment Adviser currently intends to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly Managed Assets. The Investment Adviser is not obligated to do so, however, and reimbursement may be discontinued at any time. Because holders of any Leverage Instruments do not bear management fees and other expenses, the cost to shareholders increases as leverage increases.

(5)	Assumes a cost on leveraging of 5%. This rate is an estimate and may differ based on varying market conditions that may exist when Leverage Instruments are issued or other borrowing commences and depending on the type of leverage used. If the Fund leverages in an amount greater than 33 1/3% of Managed Assets, this amount could increase.
     The purpose of the table and the example is to assist prospective investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.
Example
     As required by relevant SEC regulations, the following example illustrates the expenses (including the estimated offering expenses) that an investor would pay on a $1,000 investment in the Fund’s common shares, assuming total annual expenses of 4.76%

of net assets attributable to the Fund’s common shares, the Fund leverages in an amount equal to 33 1/3% of Managed Assets (i.e., 50% of net assets attributable to the Fund’s common shares), and a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$88	$166	$245	$450
     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set out in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. In the event that the Fund does not use any leverage, an investor would pay the following expenses based on the assumptions in the example and total annual expenses of 1.50% of net assets attributable to the Fund’s common shares: 1 Year, $64; 3 Years, $95; 5 Years, $128; and 10 Years, $220.
FINANCIAL HIGHLIGHTS
     The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus from the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2007 and from the Fund’s Semi-Annual Report for the period ended May 31, 2008. The financial information for the period from August 27, 2007 (commencement of operations) to November 30, 2007 has been audited by                     , the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into this Prospectus.

	Period from	Period from
	December 1, 2007	August 27, 2007(1)
	through	through
	May 31, 2008	November 30,
	(unaudited)	2007
Per Common Share Data(2)
Net Asset Value, Beginning of Period	$18.17	$19.06
Income from Investment Operations:
Net investment income	0.56	0.30
Net realized and unrealized loss on investments	(0.70)	(0.89)

Total decrease from investment operations	(0.14)	(0.59)

Less Distributions to Common Shareholders:
Net Investment income	—	—
Return of capital	(0.63)	(0.30)

Total dividends to common stockholders	(0.63)	(0.30)

Net Asset Value, end of period	$17.40	$18.17

Per common share market value, end of period	$17.68	$16.71

Total Investment Return Based on Market Value(3)	9.88%	(14.84)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$164,679	$159,103
Ratio of expenses (including current and deferred income tax benefit) to average net assets before waiver(4)(5)	1.60%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit) to average net assets after waiver(4)(5)	1.32%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets before waiver(4)(5)(6)	2.54%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit) to average net assets after waiver(4)(5)(6)	2.26%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	(1.55%)	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	(1.27%)	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit, before waiver(4)(5)	(0.61%)	6.74%

	Period from	Period from
	December 1, 2007	August 27, 2007(1)
	through	through
	May 31, 2008	November 30,
	(unaudited)	2007
Ratio of net investment income to average net assets after current and deferred income tax benefit, after waiver(4)(5)	(0.33%)	7.39%
Portfolio turnover rate	30.06%	15.15%
Average commission rate paid	0.037791	0.035150

(1)	Commencement of Operations.

(2)	Information presented relates to a common share outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period from December 1, 2007 through May 31, 2008, the Fund accrued $725,993 in net current and deferred tax benefit. For the period from August 27, 2007 through November 30, 2007 the Fund accrued $3,153,649 in net deferred income tax benefit.

(6)	This ratio excludes current and deferred income tax benefit on net investment income.
THE FUND
     The Cushing MLP Total Return Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s principal office is located at 3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219, and its telephone number is (214) 692-6334. You may call toll-free (800) 662-7232 to request information or make shareholder inquiries.
     The Cushing name originates from a city in Oklahoma of the same name that was a center for the exploration, production and storage of crude oil during the early 20th century. Cushing, Oklahoma, with its large amount of energy infrastructure assets, is currently a major storage and trading clearing hub for crude oil and refined products in the United States.
USE OF PROCEEDS
     The Fund anticipates that it will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objective and policies within approximately two weeks after completion of an offering. Prior to the time the Fund is fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. Income received by the Fund from these temporary investments would likely be less than returns sought pursuant to the Fund’s investment objective and policies.
INVESTMENT OBJECTIVE AND POLICIES
     The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments (the “80% policy”). There can be no assurance that the Fund’s investment objective will be achieved. The Fund intends to focus its investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources.
     The Fund will generally seek to invest in 20 to 30 issuers with generally no more than 10% of Managed Assets in any one issue, and no more than 15% of Managed Assets in any one issuer (for purposes of this limitation, the “issuer” includes both the MLP or limited liability company, as well as its controlling general partner or managing member), in each case, determined at the time of investment. Among other things, the Investment Adviser will use fundamental and proprietary research to seek to identify the most attractive MLPs and will seek to invest in MLPs that have distribution growth prospects that, in the Investment Adviser’s view, are high relative to comparable MLPs and which are not fully reflected in current pricing. The Investment Adviser believes that the MLPs most likely to offer such attractive investment characteristics are those that are relatively small and have proven and motivated management teams that are able to develop projects organically (“greenfield” or internally developed) and/or to successfully find, acquire and integrate assets and companies that enhance value to shareholders. As part of the Fund’s 80% policy, the Investment Adviser will also seek to invest in GP MLPs. The Investment Adviser believes the distribution growth prospects of many GP MLPs are high relative to many other MLPs and the Investment Adviser will seek to invest in GP MLPs in which the Investment Adviser believes that such growth is not fully reflected in current pricing. Like MLPs with strong distribution growth prospects, GP MLPs with strong growth prospects often trade at prices that result in relatively low current yields. Since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the current yield of the Fund will be lower than it would be under a more diversified investment approach. The Investment Adviser will seek to invest in IPOs and secondary market issuances, PIPE transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in private companies.
•	The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments. Entities commonly referred to as “MLPs” are taxed as partnerships for federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code. For purposes of the Fund’s 80% policy, “MLP investments” are investments that offer economic exposure to public and private MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs.

•	The Fund may invest up to 50% of its Managed Assets in securities of MLPs and Other Natural Resources Companies that are not publicly traded, or that are otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights until such securities are registered for resale by the Fund or until they become freely tradable with the passage of time, and (iii) securities of companies that have no class of registered or publicly offered securities (“privately held” companies). The Fund does not intend to invest more than 25% of its Managed Assets in securities of privately held companies.

•	The Fund may invest up to 20% of its Managed Assets in securities of companies that are not MLPs, including Other Natural Resources Companies, and U.S. and non-U.S. issuers that may not constitute Other Natural Resources Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts, debt securities, ETNs (typically, unsecured, unsubordinated debt securities that trade on a securities exchange and are designed to replicate the returns of market benchmarks minus applicable fees), and securities issued by investment companies registered under the 1940 Act including ETFs. The Investment Adviser anticipates that the Fund will generally invest in ETFs or ETNs that focus their investments on the energy, natural resources, utility, real estate or banking industries.

•	The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs, Other Natural Resources Companies and other issuers. Any securities issued by MLPs, including debt securities, will count towards the Fund’s 80% policy.
     Each percentage limitation applicable to the Fund’s portfolio described in this Prospectus applies only at the time of investment in the asset to which the percentage limitation applies, and the Fund will not be required to sell securities due to subsequent changes in the value of the securities it owns. The Fund may invest in companies of any market capitalization.
     At the time of this offering, the Fund does not intend to invest directly in commodities, although the Fund’s investments in some MLPs will expose it to risks similar to risks arising from investing in commodities.
     The Fund may, but is not required to, write, purchase or sell put or call options on securities, equity or fixed-income indices or other instruments, write, purchase or sell futures contracts or options on futures, or enter into other Strategic Transactions.
     The Fund’s investment objective and percentage parameters, including its 80% policy, are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change.
THE FUND’S INVESTMENTS
The Fund’s Investments
     The Fund will invest primarily in the securities of MLPs, other equity and debt securities and securities of non-U.S. issuers as described below.

Description of MLPs
     Master limited partnerships are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from specified qualifying sources as described in Section 7704 of the Code.
     These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.
     MLPs are typically structured such that common units and general partner interests have first priority to receive the MQD. Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also normally eligible to receive incentive distributions if the general partner operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.
Sector Outlook
     General.  The Investment Adviser believes that MLPs play a vital role in the movement of energy resources. Many MLPs own midstream energy infrastructure assets used to transport, process, and store natural gas, natural gas liquids, crude oil, and refined petroleum products. Crude oil is gathered, shipped, or trucked from producers (suppliers) and transported through pipelines to storage/terminal facilities, refined into petroleum products, and ultimately to end users. While there are a number of contract structures with varying degrees of commodity price sensitivity in the Investment Adviser’s experience, these activities are usually fee-based in nature, in which case revenues are simply a function of throughput and a dollar rate per unit. Consequently, cash flows typically have minimal direct commodity price sensitivity, although they may frequently be exposed to indirect commodity risk. See “Principal Risks of the Fund — MLP and Other Natural Resources Company Risks — Commodity Price Risk.” Generally, in the natural gas and natural gas liquids value chain, natural gas is gathered in the field and transported via pipelines to a central processing facility where the natural gas liquids are separated from the residue natural gas. The residue gas is then shipped to end users, and the raw natural gas liquids go to a fractionation facility. The raw natural gas liquids mix is separated into its different components (ethane, propane, butane, etc.) and then delivered to end use markets.
     MLP operations are often referred to in the context of the following business segments or subsectors:
•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs may also operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, in the Investment Adviser’s view, pipeline output has been less exposed to cyclical economic forces due in large part to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have much direct commodity price exposure (as opposed to indirect exposure) because they do not own the product being shipped.
•	Processing MLPs. Processing MLPs include gatherers and processors of natural gas as well as providers of natural gas liquid transportation, fractionation and storage services. Revenue is typically derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is often fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue.

•	Exploration and Production MLPs (“E&P MLPs”). E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

•	Propane MLPs. Propane MLPs include MLPs that are distributors of propane to end-users for space and water heating. Revenue is typically derived from the resale of the commodity at a margin over wholesale cost. The ability to maintain margin is often a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow can be earned during the winter heating season (October through March).

•	Coal MLPs. Coal MLPs include MLPs that own, lease and manage coal reserves. Revenue is typically derived from production and sale of coal or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are usually the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations that may limit the ability to produce coal; the MLPs’ ability to manage production costs and pay mining reclamation costs; and the effect on demand that the EPA’s standards set in the Clean Air Act have on coal end-users.

•	Marine Shipping MLPs. Marine Shipping MLPs include MLPs that are primarily marine transporters of natural gas, natural gas liquids, crude oil or refined petroleum products. Marine shipping MLPs typically derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
     Investment Characteristics.  The Investment Adviser believes that the following are characteristics of MLPs that make them attractive investments:
•	Many MLPs are utility-like in nature and have relatively stable, predictable cash flows.

•	MLPs provide services which help meet the largely inelastic demand of U.S. energy consumers. In its International Energy Outlook 2008, the U.S. Energy Information Administration projects 1.6% annual growth for worldwide energy demand through 2030.

•	Transportation assets in the interstate and intrastate pipeline sector are typically backed by relatively long-term contracts and stable transportation rates (or tariffs) that are regulated by FERC or by state regulatory commissions.

•	High barriers to entry may protect the business model of some MLPs, since construction of the physical assets typically owned by these MLPs generally requires significant capital expenditures and long lead times.

•	As the location and quality of natural resources supplies change, new midstream infrastructure such as gathering and transportation pipelines, treating and processing facilities, and storage facilities is needed to meet these new logistical needs. Similarly, as the demographics of demand centers change, new infrastructure is often needed. MLPs are integral providers of these midstream needs.

•	Requirements for new and additional transportation fuel compositions (e.g., reduced sulfur diesel and ethanol blends) require additional logistical assets. MLPs are integral providers of these logistical needs.

•	Midstream assets are typically long-lived and tend to retain their economic value, and the risk of technological obsolescence is low.

•	Master limited partnerships are “pass-through” entities and do not pay federal income taxes at the entity level. In general, a portion of their distribution payments is treated as a return of capital.

•	In addition to their growth potential, MLP investments are currently offering higher yields than some investments, such as utilities and REITs. Of course, there can be no guarantee that the MLP investments in the Fund’s portfolio will generate higher yields than these other asset classes, and since the Investment Adviser will seek to maximize total return through a focus on MLPs and GP MLPs with strong distribution growth prospects, the Investment Adviser believes the distribution yield of the Fund will be lower than it would be under a more diversified investment approach.
          Sector Growth. Historically, MLP cash flow and distribution growth has come primarily from two sources, acquisitions and organic (internal) expansion projects, which have also contributed to growth in market capitalization. Much of this growth came from MLPs acquiring midstream assets from utilities, natural gas pipeline companies, and major integrated oil companies.

Market Cap ($MM)	2007	2006	2005	2004	2003
Midstream	60,861	50,844	34,772	29,021	21,361
Propane	6,882	5,783	4,684	4,642	3,819
Coal	4,588	3,924	3,786	3,744	2,173
Shipping	3,027	2,820	1,955	921	218
Exploration & Production	5,450	7,638	719	647	525
G.P. Equity	19,537	15,624	3,353	0	0
Other(1)	24,808	20,636	13,593	11,580	9,938
Total	125,153	107,268	62,861	50,555	38,034

(1)	Includes compression, crude oil and petroleum products
Source: Factset, December 2007
          The Investment Adviser believes that acquisitions will continue to play an important role in driving growth. It estimates that less than one third of all MLP-qualifying midstream assets in the U.S. are currently owned by public MLPs. However, the Investment Adviser believes organic (or internally developed) growth projects, which generally are more visible and predictable, will play an increasingly important role in driving future growth.
          A basic macro driver for organic growth has been the changing dynamic of natural gas and oil supply and demand in North America. As shown below, the growth of natural gas production in the United States is largely occurring in unconventional gas basins. As a result, the Investment Adviser believes that investment options for MLPs involved in the natural gas gathering, processing, storage and transportation businesses continue to be abundant.
Annual Energy Outlook 2008

	Growth Rate (base year 2005)
	10 Year	5 Year	3 Year	1 Year
US Natural Gas Production
United States Total	7.98%	6.74%	6.12%	2.39%
Lower 48 Onshore	4.00%	7.16%	8.74%	5.58%
Conventional	(20.85%)	(3.87%)	1.62%	2.75%
Unconventional	19.79%	14.56%	13.99%	7.39%
Lower 48 Offshore	28.19%	7.14%	(2.72%)	(9.60%)
Alaska	(17.03%)	(9.04%)	(10.40%)	(8.29%)
          Source: U.S. Energy Information Administration, June 2008
          The Investment Adviser believes that the current energy infrastructure shortage in the United States may drive pipeline and midstream MLP expansion projects and maintain competitive pricing for pipeline throughput capacity. Several major new pipeline projects are planned through 2010, with key projects targeting new natural gas production from the Rockies and the northern and eastern parts of Texas as well as imported liquefied natural gas from the Gulf Coast. In addition, the importation of more than one million barrels per day of Canadian oil from Alberta’s oil sands has created the need for new oil pipelines and storage terminals from the Canadian border all the way south to the Cushing, Oklahoma storage and trading hub. The Investment Adviser believes that all of these new projects can provide multiple revenue opportunities for MLPs. The Investment Adviser believes that these large multi-year infrastructure projects can give

MLPs an alternative to growth through acquisitions and make future cash flow growth more predictable.
Largest 20 Planned Natural Gas Pipeline Projects for 2008, 2009, and 2010

				Additional
		Number of		Capacity
Year	Region	Projects	Miles	(MMcf/d)

2008
	Southwest	9	657	17,030
	Central	3	889	4,900
	Southeast	6	571	7.300
	Northeast	2	161	1,500
	Others	76	2,129	16,689

	Total	96	4,407	47,419

2009
	Southwest	9	766	15,095
	Central	1	26	650
	Southeast	5	1,140	6,768
	Northeast	3	75	2,450
	Midwest	1	393	1,800
	Mexico	1	16	500
	Others	47	1,278	7,199

	Total	67	3,695	34,462

2010
	Southwest	4	92	4,200
	Central	1	175	1,000
	Southeast	6	361	5,977
	Northeast	7	774	5,181
	Midwest	1	240	1,000
	Western	1	34	1,300
	Others	15	279	2,612

	Total	35	1,955	21,270

	3-Year Total	198	10,057	103,151

Source: U.S. Energy Information Administration, July 2008
Securities
          MLP Equity Securities. Equity securities issued by MLP typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest.
•	Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the American Stock Exchange (the “AMEX”) and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.
•	Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. The Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

•	General Partner or Managing Member Interests. The general partner or managing member interest in MLPs or limited liability companies is typically retained by the original sponsors of an MLP or limited liability company, such as its founders, corporate partners and entities that sell assets to the MLP or limited liability company. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

•	I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX. For purposes of the Fund’s 80% policy, securities that are derivatives of interests in MLPs are I-Shares or derivative securities that otherwise have economic characteristics of MLP securities.
          Other Equity Securities. The Fund may invest in equity securities of issuers other than MLPs, including common stocks of Other Natural Resources Companies and issuers engaged in other sectors, including the finance and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units.
          Debt Securities. The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s Managed Assets in lower rated or unrated debt securities. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. See “Appendix A—Ratings of Investments.”
          Non-U.S. Securities. The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by ADRs. ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Investment Practices
          In addition to holding the portfolio investments described above, the Fund may, but is not required to, use the following investment practices:
          Use of Derivatives. The Fund may use derivative investments to hedge certain risks such as overall market, interest rate and commodity price risks. The Fund may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions. The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.
          The Fund may engage in Strategic Transactions. The Fund generally seeks to use these transactions to manage its effective interest rate exposure, including the effective yield paid on any leverage used by the Fund, protect against possible adverse changes in the market value of the securities held in or to be purchased for its portfolio, or otherwise protect the value of its portfolio. See “Principal Risks of the Fund — Strategic Transactions Risk” for a more complete discussion of these transactions and their risks.
          In addition, the Fund may engage in transactions intended to hedge the currency risk to which it may be exposed. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. See “Principal Risks of the Fund — Risks Associated with an Investment in Non-U.S. Companies — Currency Hedging Risk.”
          The Fund may also sell short Treasury securities to hedge its interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Principal Risks of the Fund — Short Sales Risk.”
          Use of Arbitrage and Other Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may engage in paired long-short trades to arbitrage pricing disparities in securities issued by MLPs and Other Natural Resources Companies, write (or sell) covered call options on the securities of MLPs and Other Natural Resources Companies or other securities held in its portfolio, write (or sell) uncovered call options on the securities of MLPs and Other Natural Resources Companies, purchase call options or enter into swap contracts to increase its exposure to MLPs and Other Natural Resources Companies, or sell securities short. With a long position, the Fund purchases a stock outright, but with a short position, it would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. To increase its exposure to certain issuers, the Fund may purchase call options or use swap agreements. The Fund expects to use these strategies on a limited basis. See “Principal Risks of the Fund — Short Sales Risk” and “Principal Risks of the Fund — Strategic Transactions Risk.”
          Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Use of Leverage
     On October 19, 2007, the Fund entered into a fully-collateralized borrowing arrangement with Credit Suisse. Proceeds from the borrowing arrangement are used to execute the Fund’s investment objective. The borrowing arrangement is collateralized with investments held in a segregated account for the benefit of Credit Suisse at the Fund’s custodian, which collateral exceeds the amount borrowed.
     The Fund may also seek to enhance its total returns through the issuance of preferred shares and other Leverage Instruments, in each case within the applicable limits of the 1940 Act. The Fund may leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of its Managed Assets (i.e. 50% of its net assets attributable to the Fund’s common shares).
     The Fund in the future may decide to leverage through the issuance of preferred shares or other means. After that decision, total leverage of the Fund is expected to range between 20% to 50% of the Fund’s Managed Assets (i.e., 25% to 100% of its net assets attributable to the Fund’s common shares). The Fund may borrow from banks and other financial institutions.
     The use of leverage creates risks and involves special considerations. See “Principal Risks of the Fund — Leverage Risk,” “— Interest Rate Risk” and “— Fully-Collateralized Borrowing Risk.” To the extent that the Fund uses leverage, it expects to utilize hedging techniques such as swaps and caps on a portion of its leverage to mitigate potential interest rate risk. See “Principal Risks of the Fund — Interest Rate Hedging Risk.”
     Delaware trust law authorizes the Fund, without prior approval of its common shareholders, to borrow money. In this regard, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security its assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Except as set forth below, under the requirements of the 1940 Act the Fund, immediately after any borrowings, must have “asset coverage” of at least 300% (33 1/3% of its Managed Assets, or 50% of its net assets attributable to the Fund’s common shares). With respect to borrowings, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
     The rights of the Fund’s lenders to receive interest on and repayment of principal of borrowings will be senior to those of the Fund’s common shareholders, and the terms of any such borrowings may contain provisions which limit certain of the Fund’s activities, including the payment of dividends to the Fund’s common shareholders in certain circumstances. Under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its shares, or purchase any such shares, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant the Fund’s lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. Subject to its ability to liquidate its relatively illiquid portfolio, the Fund intends to repay borrowings. A borrowing will likely be ranked senior or equal to all of the Fund’s other existing and future borrowings.
     The following types of borrowings are not subject to the “asset coverage” limitation under the 1940 Act: fully-collateralized borrowings held in a segregated account by the Fund’s custodian, temporary borrowings not exceeding 5% of the Fund’s total assets and any evidence of indebtedness in consideration of a loan, extension or renewal thereof that is privately arranged and not intended for public distribution.
     Certain types of borrowings may result in the Fund’s being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of its total assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of its total assets is at least 200% of such liquidation value. If the Fund issues preferred shares, it intends, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Fund’s common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has preferred shares outstanding, two of its Trustees will be elected by the holders of preferred shares as a class. The Fund’s remaining Trustees will be elected by holders of its common shares and preferred shares voting together as a single class. In the event the Fund fails to pay dividends on its preferred shares for two years, holders of preferred shares would be entitled to elect a majority of its Trustees.
     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of its securities.
Credit Facility
     The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately one third 33 1/3% of its Managed Assets (i.e. 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
     In addition, the Fund expects that any such credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay distributions in certain circumstances, (ii) incur additional debt, and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.
Effects of Leverage
     Assuming the utilization of Leverage Instruments in the amount of 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and an annual interest rate of 5.00% on borrowings payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such distribution payments is 1.67%. The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than that assumed in the previous example.
     The following table is designed to illustrate the effect on the return to a holder of the Fund’s common shares of Leverage Instruments in the amount of approximately 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares), assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. See “Principal Risks of the Fund.”

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.5)%	(10)%	(2.5)%	5%	12.5%
     Common share total return is composed of two elements: common share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Lending of Portfolio Securities
     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 102% of the value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loans were repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights to the collateral or loaned securities, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PRINCIPAL RISKS OF THE FUND
General
     Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.
     Limited Operating and Trading History. The Fund was formed as a Delaware statutory trust on May 23, 2007 and is a non-diversified, closed-end management investment company. The Fund commenced operations on August 27, 2007. Being a recently organized company, the Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.
     Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of an investor’s entire investment. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in the Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of its common shares. The Fund’s common shares at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s dividends. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such.
     Market Discount From Net Asset Value Risk. Shares of closed-end funds frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the Fund’s common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend entirely upon whether the market price of its common shares at the time of sale is above or below the investor’s purchase price for the Fund’s common shares. Because the market price of the Fund’s common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Fund’s common shares, stability of dividends or distributions, trading volume of the Fund’s common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Fund’s common shares have in the past traded below their net asset value.
Sector Concentration Risk
     Under normal market conditions, and once the proceeds of each offering are fully invested in accordance with its investment objective, the Fund will have at least 80% of its net assets, plus any borrowings for investment purposes, invested in MLP investments, which operate primarily in the natural resources sector. There are risks inherent in the natural resources sector and the businesses of MLPs and Other Natural Resources Companies, including those described below.
MLP and Other Natural Resources Company Risks
     Commodity Price Risk. The return on the Fund’s investments in MLPs and Other Natural Resources Companies will be dependent on the operating margins received and cash flows generated by those companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. These operating margins and cash flows may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported natural resources, political instability, conservation efforts and governmental regulation. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. MLPs and Other Natural Resources Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain other MLPs and Other

Natural Resources Companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs or Other Natural Resources Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP and Other Natural Resources Companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices.
     Cyclicality Risk. The operating results of companies in the broader natural resources sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the MLPs and Other Natural Resources Companies in which the Fund will invest.
     Supply Risk. The profitability of MLPs and Other Natural Resources Companies, particularly those involved in processing, gathering and pipeline transportation, may be materially impacted by the volume of natural gas or other energy commodities available for transportation, processing, storage or distribution. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and Other Natural Resources Companies and, therefore, their ability to make distributions or pay dividends.
     Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an MLP’s or an Other Natural Resources Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.
     Risks Relating to Expansions and Acquisitions. MLPs and Other Natural Resources Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs or Other Natural Resources Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs and Other Natural Resources Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the natural resources sector could reduce the growth rate of cash flows received by the Fund from MLPs and Other Natural Resources Companies that grow through acquisitions.
     Competition Risk. The natural resources sector is highly competitive. The MLPs and Other Natural Resources Companies in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the MLPs and Other Natural Resources Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.
     Weather Risk. Extreme weather conditions, such as Hurricane Ivan in 2004, Hurricanes Katrina and Rita in 2005 and Hurricane Ike in 2008, could result in substantial damage to the facilities of certain MLPs and Other Natural Resources Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs and Other Natural Resources Companies, and could therefore adversely affect their securities.
     Interest Rate Risk. The prices of the equity and debt securities of the MLPs and Other Natural Resources Companies the Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs and Other Natural Resources Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.
     MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member

(iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
     Sub-Sector Specific Risk. MLPs and Other Natural Resources Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.
•	Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

•	Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

•	Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

•	Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

•	Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act. Demand and prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.
•	Marine shipping. Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply areas and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.
     Cash Flow Risk. The Fund will derive substantially all of its cash flow from investments in equity securities of MLPs and Other Natural Resources Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the MLPs and Other Natural Resources Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may only have limited influence over Other Natural Resources Companies in that regard. The amount of cash that any individual MLP or Other Natural Resources Company can distribute to its investors, including the Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural resources sector generally and the particular business lines of the issuer. Available cash will also depend on the MLP’s or Other Natural Resources Company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.
     Regulatory Risk. The profitability of MLPs and Other Natural Resources Companies could be adversely affected by changes in the regulatory environment. MLPs and Other Natural Resources Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and Other Natural Resources Companies.
     Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:
•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•	the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs and Other Natural Resources Companies or at locations to which they have sent waste for disposal.
     Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
     There is an inherent risk that MLPs and Other Natural Resources Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and Other Natural Resources Companies, and the cost of any remediation that may become necessary. MLPs and Other Natural Resources Companies may not be able to recover these costs from insurance.
     Proposals for voluntary initiatives and mandatory controls are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures, if adopted, could result in increased costs to certain companies in which the Fund may invest to operate and maintain Natural Resources facilities and administer and manage a greenhouse gas emissions program.
     In the wake of a recent Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the federal government announced on May 14, 2007 that the EPA and the Departments of Transportation, Energy, and Agriculture would jointly write regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures if adopted could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
     Affiliated Party Risk. Certain MLPs and Other Natural Resources Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s or an Other Natural Resources Company’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s or Other Natural Resources Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s or an Other Natural Resources Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP or Other Natural Resources Company as a transaction with a non-affiliate.
     Catastrophe Risk. The operations of MLPs and Other Natural Resources Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations. Not all MLPs or Other Natural Resources Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the MLP’s or Other Natural Resources Company’s operations and financial condition.
Risks Associated with an Investment in IPOs
     Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.
     IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Risks Associated with an Investment in PIPE Transactions
     PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Privately Held Company Risk
     Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “— Liquidity Risk” below.
Liquidity Risk
     The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.
     Although the equity securities of the MLPs and Other Natural Resources Companies in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.
     The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
Tax Risks
     In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.
     Tax Law Changes. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or Other Natural Resources Companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. Federal legislation has reduced the federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates for taxable years beginning after December 31, 2010, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.
     Tax Risk of MLPs. The Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it has no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs’ being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for federal income tax purposes, it would be subject to federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s common shares.
     Deferred Tax Risks of MLPs. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the income from MLPs has been offset by tax deductions. The Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits will be treated as a tax-advantaged return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.
     The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.
     Tax Risks of Corporations. The Fund also intends to invest in companies that are classified as corporations for federal income tax purposes. Any distributions received by the Fund from these companies will be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital or capital gain). The amount of a corporate distribution taxable to the Fund as a dividend will depend upon the earnings and profits of the company making the distribution. Historically, the types of corporate Other Natural Resources Companies in which the Fund intends to invest generally have paid dividends to their equity holders in excess of earnings and profits. However, the earnings and profits of an Other Natural Resources Company will fluctuate over time for a variety of reasons, including those discussed in this Prospectus. An increase in a corporation’s earnings and profits may result in a greater proportion of its corporate distributions being treated as a taxable dividend, resulting in an increased current tax liability to the Fund. In addition, the Fund may invest in PFICs. As a result of an investment in a PFIC, the Fund may be subject to an interest charge and additional taxes or, if it makes a certain election, may be required to recognize taxable income related to such investment prior to its receipt of the corresponding cash.
     Deferred Tax Risks of Investing in the Fund’s Common Shares. A reduction in the percentage of the distributions received by the Fund that are offset by tax deductions, losses or credits, or an increase in its portfolio turnover, will reduce that portion of its common share dividend treated as a tax-advantaged return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to its common shareholders.
     See “Tax Matters.”

Risks Associated with an Investment in Non-U.S. Companies
     Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
     Non-U.S. Currency Risk. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of its investments.
     Currency Hedging Risk. The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs and Other Natural Resources Companies valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund incurring losses as a result of matters beyond the Fund’s control. For example losses may be incurred because of the imposition of exchange controls, the suspension of settlements or the Fund’s inability to deliver or receive a specified currency.
     Emerging Markets Risk. Investments in emerging markets instruments, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in more developed market instruments, may also involve greater risk. Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting.
     With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.
Interest Rate Risk
     The costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s common shares may decline when interest rates rise.
Legal and Regulatory Risk
     Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. The regulatory environment for closed-end funds is evolving, and changes in the regulation of closed-end funds may adversely affect the value of investments held by the Fund and the ability of the Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

Interest Rate Hedging Risk
     The Fund may in the future hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Investment Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Investment Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of its common shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Fund’s common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
Arbitrage Risk
     A part of the Investment Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Investment Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.
Equity Securities Risk
     Master limited partnership common units and other equity securities of MLPs and Other Natural Resources Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP or Other Natural Resources Company (which, in the case of an MLP, is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs and Other Natural Resources Companies can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
     MLP Subordinated Units. Master limited partnership subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the MQD has been paid to holders of common units, but prior to payment of incentive distributions to the general partner or managing member. Master limited partnership subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.
     General Partner and Managing Member Interests. General partner and managing member interests are not publicly traded, though they may be owned by publicly traded entities such as GP MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically by a supermajority vote of the limited partners or members.

Small-Cap and Mid-Cap Company Risk
     Certain of the MLPs and Other Natural Resources Companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap MLPs and Other Natural Resources Companies presents some particular investment risks. These MLPs and Other Natural Resources Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and Other Natural Resources Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these MLPs and Other Natural Resources Companies may be less liquid than those of larger MLPs and Other Natural Resources Companies, and may experience greater price fluctuations than larger MLPs and Other Natural Resources Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.
Leverage Risk
     The Fund may use leverage through fully-collateralized borrowing arrangements, the issuance of preferred shares, commercial paper or notes, other forms of borrowing or both. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss.
     Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s common shares than if leverage is not used. Preferred shares or debt issued by the Fund would have complete priority upon distribution of assets over common shares. Depending on the type of leverage involved, the Fund’s use of financial leverage may require the approval of its Board of Trustees. The Fund expects to invest the net proceeds derived from any leveraging according to the investment objective and policies described in this Prospectus. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument or other borrowing arrangements, after taking its related expenses into consideration, the leverage will cause the Fund’s common shareholders to receive a higher rate of income than if it were not leveraged. There is no assurance that the Fund will continue to utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The net asset value of the Fund’s common shares will be reduced by the fees and issuance costs of any leverage.
     Leverage creates risk for holders of the Fund’s common shares, including the likelihood of greater volatility of net asset value and market price of the shares. Risk of fluctuations in dividend rates or interest rates on Leverage Instruments or other borrowing arrangements may affect the return to the holders of the Fund’s common shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be less than if leverage had not been used, and therefore, the amount available for distribution to the Fund’s common shareholders will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s common shareholders of so doing will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Fund), which would enhance returns to the Fund’s common shareholders. The fees paid to the Investment Adviser will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from Leverage Instruments and other borrowings. During periods in which the Fund uses financial leverage, the investment management fee payable to the Investment Adviser will be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor the Fund’s use of leverage and this potential conflict.
     Fully-Collateralized Borrowing Risk. The Fund has entered into a fully-collateralized borrowing arrangement with Credit Suisse. Proceeds from the borrowing arrangement are used to execute the Fund’s investment objective. The borrowing arrangement is collateralized with investments held in a segregated account for the benefit of Credit Suisse at the Fund’s custodian, which collateral exceeds the amount borrowed. If the Fund is unable to repay the loan, the lender may realize upon the collateral pledged by the Fund. Such arrangements are also subject to interest rate risk. See “Principal Risks of the Fund — Interest Rate Risk.”
     Preferred Share Risk. Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the common shares. If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.
     In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Costs of the offering of preferred shares will be borne immediately by the Fund’s common shareholders and result in a reduction of net asset value of the common shares.
     Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to the holders of common shares.
     Preferred Shareholders May Have Disproportionate Influence over the Fund. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times. The remaining members of the Board of Trustees would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end fund or changes in its fundamental investment restrictions.
     Credit Facility. The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets (i.e. 50% of the Fund’s net assets attributable to the Fund’s common shares). Any such borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Any outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty, and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under a facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments.
     The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to: (i) pay dividends in certain circumstances, (ii) incur additional debt and (iii) change its fundamental investment policies and engage in certain transactions, including mergers and consolidations. In addition, it may contain a covenant requiring asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.
     Portfolio Guidelines of Rating Agencies. In order to obtain and maintain the required ratings of loans from a credit facility, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P or the credit facility, respectively. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to the Fund as described in this Prospectus. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objective. No minimum rating is required for the issuance of preferred shares by the Fund. Moody’s and S&P would receive fees in connection with their ratings issuances.
Securities Lending Risk
     The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.
Non-Diversification Risk
     The Fund is a non-diversified, closed-end management investment company under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. To the extent the Fund invests a relatively high percentage of the Fund’s assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.
Valuation Risk
     Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.
     Additionally, the value of these securities typically requires more reliance on the judgment of the Investment Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.
     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. See “Net Asset Value.”
Portfolio Turnover Risk
     The Fund anticipates that its annual portfolio turnover rate will be approximately 25%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Investment Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Strategic Transactions Risk
     The Fund may engage in Strategic Transactions, including the purchase and sale of derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Fund’s ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.
     The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.
     The Fund may also write uncovered call options (i.e., where the Fund does not own the underlying security or index) to a limited extent. Similar to a naked short sale, writing an uncovered call creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the call option if it is exercised before it expires. There can be no assurance that the securities necessary to cover the call option will be available for purchase. Purchasing securities to cover an uncovered call option can itself cause the price of the securities to rise, further exacerbating the loss.
     The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise. If the Fund were unable to close out an uncovered call option that the Fund had written on a security, the Fund retains the risk of a price increase in the underlying security until the Fund purchases the security or the option expires without exercise.
     Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Leverage Instruments, the Fund may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.
     The Fund intends to segregate liquid assets against or otherwise cover its future obligations under such swap or cap transactions, in order to provide that its future commitments for which the Fund has not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, will not exceed the applicable limits of the 1940 Act. In addition, such transactions and other use of Leverage Instruments by the Fund will be subject to the asset coverage requirements of the 1940 Act.
     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps or caps could enhance or harm the overall performance of its common shares. For example, the Fund may use interest rate swaps and caps in connection with any use by the Fund of Leverage Instruments and other borrowing arrangements. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Fund’s common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common shares net earnings. Buying interest rate caps could decrease the net earnings of the Fund’s common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had the Fund not entered into the cap agreement.
     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund’s portfolio assets being hedged or the increase in its cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund’s common shares.
     The Fund may invest in forward contracts entered into directly with banks, financial institutions and other dealers acting as principal. Forward contracts may not be liquid in all circumstances, so that in volatile markets, the Fund to the extent it wishes to do so may not be able to close out a position by taking another position equal and opposite to such position on a timely basis or without incurring a sizeable loss. Closing transactions with respect to forward contracts usually are effected with the counterparty who is a party to the original forward contract and generally require the consent of such trader. There can be no assurance that the Fund will be able to close out its obligations.
     There are no limitations on daily price moves in forward contracts. Banks and other financial institutions with which the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading. Banks are not required to continue to make markets in forward contracts. There have been periods during which certain banks have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. Trading of forward contracts through banks is not regulated by any U.S. governmental agency. The Fund will be subject to the risk of bank failure and the inability of, or refusal by, a bank to perform with respect to such contracts.
Convertible Instrument Risk
     The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instruments increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.
Short Sales Risk
     Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss.
     The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.
Inflation Risk
     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and dividends can decline.

Debt Securities Risks
     Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.
     Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
     Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities in which the Fund may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or S&P, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.
     In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.
     For a description of the ratings categories of certain rating agencies, see Appendix A to this Prospectus.
     Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.
ETN and ETF Risk
     An ETN or ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. In addition, certain securities that are part of the index tracked by an ETN or ETF may, at times, be unavailable, which may impede the ETN’s or ETF’s ability to track its index. An ETF that uses leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.
Terrorism and Market Disruption Risk
     The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general and the natural resources sector in particular. Global political and economic instability could affect an MLP’s or an Other Natural Resources Company’s operations in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.
Market Volatility
               The residential housing sector in the United States has been under considerable pressure during the past two years with home prices nationwide down 15% to 20% on average and nearly twice that in certain regions. Residential mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities, including many of our investments and the price of our common shares. Additionally, the federal rescue of Freddie Mac, Fannie Mae and American International Group, as well as the filing of bankruptcy by Lehman Brothers Holdings, Inc. and the concern that other financial institutions are also experiencing severe economic distress and that the global financial system is under stress have led to significant market volatility and thus further increase the illiquidity of our investments, particularly our thinly-capitalized investments. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets (and in particular the housing and mortgage markets); and may cause further economic uncertainties or deterioration in the United States and worldwide. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in our portfolio. Given the risks described above, an investment in our common shares may not be appropriate for all prospective investors. A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.
Investment Management Risk
     The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.
     The decisions with respect to the management of the Fund are made exclusively by the Investment Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of the Fund. The Investment Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Investment Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.
Dependence on Key Personnel of the Investment Adviser
     The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resources industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have long-term employment contracts with the Investment Adviser, although they do have equity interests and other financial incentives to remain with the firm. For a description of the Investment Adviser, see “Management of the Fund — Investment Adviser.” The Fund will also depend on the senior management of the Investment Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Investment Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Investment Adviser will remain its investment adviser, or that the Fund will continue to have access to the Investment Adviser’s industry contacts and deal flow.
Conflicts of Interest with the Investment Adviser
     Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.
     The Fund’s investment opportunities may be limited by affiliations of the Investment Adviser or its affiliates with MLPs and Other Natural Resources Companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and Other Natural Resources Companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and Other Natural Resources Companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or an Other Natural Resources Company about which the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP or Other Natural Resources Company securities.
     The Investment Adviser manages several Affiliated Funds. Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.
     The Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.
     The Fund’s investment opportunities may be limited by investment opportunities in the MLPs and Other Natural Resources Companies that the Investment Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.
     Under the 1940 Act, the Fund and its Affiliated Funds may be precluded from co-investing in certain private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.
     The management fee payable to the Investment Adviser is based on the value of the Fund’s Managed Assets, as periodically determined. A significant percentage of the Fund’s Managed Assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, the Fund’s Board of Trustees and its Valuation Committee will participate in the valuation of its securities. See “Net Asset Value.”
     Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in this offering, also represents the Investment Adviser. Such counsel does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Fund or determination of the relative interests, rights and obligations of the Fund’s investment adviser and the investors.

INVESTMENT RESTRICTIONS
     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities of the Fund:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests in real estate, or investing in securities that are secured by real estate or interests in real estate.
     (2) Concentrate the Fund’s investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time; provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including MLPs operating in such industry, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
     (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations under the 1940 Act that may be adopted, granted or issued by the SEC or its staff. See “The Fund’s Investments — Use of Leverage” and “Principal Risks of the Fund — Leverage Risk.”
     (4) Make loans to other persons except (a) through the lending of the Fund’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations under the 1940 Act that may be adopted, granted or issued by the SEC or its staff.
     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable securities laws.
     (6) Purchase or sell physical commodities and commodity contracts, except that it may: (i) enter into futures contracts and options on commodities in accordance with applicable law; and (ii) purchase or sell physical commodities that it acquires as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.
     The rest of the Fund’s investment policies, including its investment objective described under “Investment Objective and Policies,” are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of voting securities, provided that common shareholders receive at least 60 days’ prior written notice of any change.
MANAGEMENT OF THE FUND
Board of Trustees of the Fund
     The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address of the Fund, its Trustees and officers is 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

				Number of
		Term of		Portfolios
		Office and	Principal	in Fund
		Length of	Occupation(s)	Complex	Other
		Time	During Past	Overseen	Directorships/
Name and Year of Birth	Position with Fund	Served(1)	Five Years	by Trustee	Trusteeships Held
INTERESTED TRUSTEE

Jerry V. Swank (1951) *	Trustee, Chairman of the Board, Chief Executive Officer, and President	Trustee since 2007	Managing Partner of the Investment Adviser and portfolio manager of the Fund (2007 to present).	1	None
NON-INTERESTED TRUSTEES

Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Director of Southern Methodist University’s Cox School of Business Finance Institute (2006 to present); and Chief Investment Officer of Panagora Asset Management (1999 to 2007) (investment management company).	1	Two Funds within the CM Advisers Family of Funds

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee.	Trustee since 2007	Retired. A founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	1	Galaxy Energy Corporation (oil and gas exploration and production)

Edward N. McMillan (1947)	Lead Non-Interested Trustee	Trustee since 2007	Retired.	1	None

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce was re-elected in 2008 and is expected to stand for re-election in 2011. Messrs. McMillan and Swank are expected to stand for re-election in 2009, and Mr. Trout in 2010.

*	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Adviser.

Term of Office
		and Length of	Principal Occupation(s)
Name and Year of Birth	Position with Fund	Time Served	During Past Five Years
OFFICERS WHO ARE NOT TRUSTEES

Mark W. Fordyce CPA (1966)	Chief Financial Officer, Principal Accounting Officer, Treasurer and Secretary	Officer since 2007	Chief Financial Officer (“CFO”) of the Investment Adviser; CFO of Caprock Capital Partners, L.P. (2005-2006); CFO of Hercules Security Investments, L.P. (2006); CFO and Chief Operating Officer (“COO”) of Durango Partners, L.P. (2001-2004).

Brian D. Watson (1973)	Vice President and Assistant Treasurer	Officer since 2007	Portfolio manager of the Investment Adviser (2005 to present) and portfolio manager of the Fund (2007 to present); Senior Research Associate, RBC Capital Markets (2002-2005).

Michael S. Minces (1974)	Chief Compliance Officer	Officer since 2007	General Counsel and Chief Compliance Officer (“CCO”) at the Investment Adviser (2007 to present); CCO and Associate General Counsel of Highland Capital Management, L.P. (2004 — 2007); Associate at Akin Gump Strauss Hauer & Feld LLP (2003 — 2004); Associate at Skadden, Arps, Slate, Meagher & Flom LLP (2000 - 2003).
     As of December 31, 2007, each non-interested Trustee of the Fund and his immediate family members did not beneficially or of record own securities in (1) the Investment Adviser or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.
Committees
     In connection with the Board of Trustees’ responsibility for the overall management and supervision of the Fund’s affairs, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. To fulfill these duties, the Board has established two standing committees of the Trustees: an Audit Committee and a Nominating, Corporate Governance and Compensation Committee. Under the Fund’s valuation procedures, the Board has appointed personnel of the Investment Adviser to serve on a valuation committee for the Fund.
     The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund’s processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. It also makes recommendations regarding the selection of an independent registered public accounting firm for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The members of the Audit Committee include Brian R. Bruce (Chairman), Edward N. McMillan and Ronald P. Trout.
     The purposes of the Nominating, Corporate Governance and Compensation Committee are to review and make recommendations on the composition of the Board, develop and make recommendations to the Board regarding corporate governance matters and practices, and review and make recommendations to the Board with respect to any compensation to be paid to certain persons including the chief compliance officer of the Fund and the non-interested Trustees. The committee will consider nominees recommended by shareholders under the terms of the Agreement and Declaration of Trust and the Bylaws. The members of the Nominating, Corporate Governance and Compensation Committee include Ronald P. Trout (Chairman), Brian R. Bruce and Edward N. McMillan.

Shareholder Communications
     Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained in those communications.
Compensation of Trustees
     The fees and expenses of the non-interested Trustees of the Fund are paid by the Fund. Each non-interested Trustee will receive from the Fund an annual retainer of $25,000 and a fee of $2,000 for each Board meeting attended and will be reimbursed for all out-of-pocket expenses related to attendance at Board or committee meetings. The Trustees who are “interested persons,” as that term is defined in the 1940 Act, of the Investment Adviser (including its affiliates) or the Fund receive no compensation from the Fund.
     It is estimated that the Trustees will receive from the Fund, for services as a Trustee of the Fund, the amounts set out below for the Fund’s fiscal year ending November 30, 2008.

		Pension or
		Retirement
	Aggregate	Benefits Accrued	Estimated Annual	Total Compensation
	Compensation	as Part of	Benefits Upon	from the Fund and
	from the Fund	Fund Expenses	Retirement	Fund Complex
Non- Interested Trustees
Brian R. Bruce	$33,000	None	None	$33,000
Edward N. McMillan	$33,000	None	None	$33,000
Ronald P. Trout	$33,000	None	None	$33,000

Interested Trustee
Jerry V. Swank	None	None	None	None
Investment Adviser
     The Fund’s investments are managed by its Investment Adviser, Swank Energy Income Advisors, LP. The Investment Adviser is also investment adviser to the Affiliated Funds, which invest primarily in securities of MLPs and Other Natural Resources Companies and global commodities. Since 2003, the Investment Adviser has managed the Affiliated Funds with a focus on achieving a high after-tax total return from a combination of capital appreciation and current income (as opposed to relative performance against a benchmark index). The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community. The Investment Adviser is indirectly controlled by Jerry V. Swank.
Key Personnel of Investment Adviser
     The following are key personnel of the Investment Adviser who oversee and manage the Fund’s portfolio:
     Jerry V. Swank. Mr. Swank, together with Mr. Watson, is a portfolio manager of the Fund. Mr. Swank formed Swank Capital, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc. (“Herold”). Herold is an independent oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from 1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) in 1973 and an M.B.A. from the University of North Texas in 1978.

     Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of The Cushing Fund (Offshore), Ltd. and The Dalrymple Global Resources Offshore Fund, Ltd.
     Brian D. Watson, CFA. Mr. Watson, together with Mr. Swank, is a portfolio manager of the Fund. Prior to joining the Investment Adviser in 2005, Mr. Watson was a senior research associate with RBC Capital Markets covering the Diversified Energy and MLP sectors from 2002 to 2005. Mr. Watson has over 10 years of experience in the investment business including over four years of corporate finance experience with Prudential Capital Group and Stephens Inc.
     Mr. Watson received his BBA from The University of Texas at Austin and his MBA from The McCombs School of Business at The University of Texas at Austin. In 2000, Mr. Watson earned the right to use the CFA designation.
     The following are other key personnel of the Investment Adviser:
     Mark W. Fordyce. In addition to his function as CFO and COO of the Investment Adviser, Mr. Fordyce is spearheading the efforts in fund formation, accounting and other operational areas for several new offerings at the Investment Adviser. Mr. Fordyce is also contributing in the oversight of risk management in the portfolio and trading areas. Prior to joining the Investment Adviser, Mr. Fordyce was involved, over the past six years, with the launch and operation of four hedge fund structures serving in CFO and COO roles. Mr. Fordyce is a CPA and has 12 years of public accounting experience with PricewaterhouseCoopers and KPMG.
     Mr. Fordyce received his Bachelors of Accountancy degree from New Mexico State University.
     Daniel L. Spears. Prior to joining the Investment Adviser in 2006, Mr. Spears was an investment banker with Banc of America Securities, LLC within the Natural Resources Group from 1998 to 2006. Mr. Spears was an investment banker with Salomon Smith Barney, Inc. in the Global Energy and Power Group from 1995 to 1998. Mr. Spears has over 12 years of experience providing financial and strategic advice to public and private companies in all sectors of the natural resources industry. Mr. Spears is a director of Quest Midstream Partners, L.P. and Lonestar Midstream, L.P.
     Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania in 1995.
     G. Paul Ferguson. Prior to joining the Investment Adviser in 2002, Mr. Ferguson was an equity research analyst in the energy group at Frost Securities, Inc. from 2001 to 2002. Mr. Ferguson’s focus at Frost Securities, Inc. was on the midstream energy services sector. Mr. Ferguson also has ten years of experience in various sectors of the energy industry. Mr. Ferguson served as product manager of energy risk management from 1999 to 2001 with Allegro Development. His industry experience also includes serving from 1996 to 1999 as an operations engineer with Koch Gateway Pipeline Company and Delhi Gas Pipeline Corporation and from 1991 to 1995 as a petroleum engineer with Kerr-McGee Corporation.
     Mr. Ferguson received his B.S. in Mechanical Engineering from the University of Oklahoma in 1991 and an M.B.A in Finance from Southern Methodist University in 2001. Mr. Ferguson obtained his NASD Series 7 and 63 securities licenses and is also a registered professional engineer in mechanical engineering.
     Mr. Ferguson currently serves on the board of directors of Royalty Income Fund of North America (Offshore), Ltd., The Cushing Fund (Offshore), Ltd. and The Dalrymple Global Resources Offshore Fund, Ltd.
     Kevin P. Gallagher, CFA. Mr. Gallagher joined the Investment Adviser in 2006. For the five years prior to that, Mr. Gallagher was a senior research associate with RBC Capital Markets covering the Diversified Energy and MLP sectors from 2000 to 2006. Mr. Gallagher’s career in the investment business also includes 4 years at GMAC-RFC, where he helped manage a portfolio of cash and investments.
     Mr. Gallagher earned a BS in Economics with Finance, a minor in Philosophy, and an MBA from Southern Methodist University. In 2004, he received his Chartered Financial Analyst (CFA) designation.
     Michael S. Minces. Prior to joining the Investment Adviser in 2007, Mr. Minces was the Chief Compliance Officer and Associate General Counsel for Highland Capital Management, L.P., an alternative asset manager in Dallas, Texas with over $40 billion in assets under management. Mr. Minces held these positions with Highland from August 2004 to July 2007 and was responsible for, among other duties, the design, implementation and maintenance of Highland’s firmwide regulatory compliance platform. In addition to his positions held at Highland, Mr. Minces also served as the Chief Compliance Officer for each of Highland’s 12 registered investment company clients, with direct reporting responsibility to the Funds’ independent directors. Prior to joining Highland in August 2004, Mr. Minces was an Associate from 2003 to 2004 in the Dallas office of the law firm of Akin Gump Strauss Hauer & Feld LLP. Prior to working at Akin Gump, Mr. Minces was an Associate in the New York office of Skadden, Arps, Slate, Meagher & Flom, LLP from 2000 to 2003.
     Mr. Minces received a Juris Doctorate from the University of Texas School of Law and a Bachelors of Business Administration in Finance from the University of Texas at Austin.
Investment Management Agreement
     The Investment Adviser acts as the investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month (the “Management Fee”) for the services and facilities provided by the Investment Adviser to the Fund.
     The Investment Adviser currently intends to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly Managed Assets. The Investment Adviser is not obligated to do so, however, and reimbursement may be discontinued at any time.
     Because the Management Fee is based upon a percentage of the Fund’s Managed Assets, the Management Fee will be higher if the Fund employs leverage. Therefore, the Investment Adviser will have a financial incentive to use leverage, which may create a conflict of interest between the Investment Adviser and the Fund’s common shareholders.
     In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the compensation of its Trustees (other than those affiliated with the Investment Adviser); the fees and expenses of the Fund’s administrator, the custodian and transfer and dividend disbursing agent; legal fees; leverage expenses (if any); rating agency fees (if any); listing fees and expenses; fees of independent auditors; expenses of repurchasing shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any.
     A discussion regarding the basis for approval by the Fund’s Board of Trustees of its Investment Management Agreement with the Investment Adviser is available in the Fund’s annual report to shareholders for the period ended November 30, 2007.
     The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of non-interested Trustees or the “vote of a majority of the outstanding voting securities” (as defined under the 1940 Act) of the Fund. The Investment Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by either party. The Fund may terminate by action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities (accompanied by appropriate notice), and the agreement will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Trustees or by vote of a majority of outstanding voting securities, in the event that it is established by a court of competent jurisdiction that the Investment Adviser or any principal, officer or employee of the Investment Adviser has taken any action that results in a breach of the covenants of the Investment Adviser set out in the Investment Management Agreement. The Investment Management Agreement will provide that the Investment Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention will have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation will have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.
     Although the Investment Adviser intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other clients and may engage in other activities.

Portfolio Managers
     Jerry V. Swank and Brian D. Watson (the “portfolio managers”) are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest. This information is shown as of August 31, 2008.
     Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Asset amounts are approximate and have been rounded.

Registered Investment
	Companies (excluding		Other Pooled
	the Fund)		Investment Vehicles		Other Accounts
		Total		Total		Total
	Number	Assets in	Number	Assets in	Number	Assets in
Portfolio	of	the	of	the	of	the
Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Jerry V. Swank	0	$0	3	$959,000,000	0	$0
Brian D. Watson	0	$0	1	$27,000,000	1	$162,000,000
     Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund) and with respect to which the advisory fee is based on account performance. Asset amounts are approximate and have been rounded.

Registered Investment
	Companies (excluding		Other Pooled
	the Fund)		Investment Vehicles		Other Accounts
		Total		Total		Total
	Number	Assets in	Number	Assets in	Number	Assets in
Portfolio	of	the	of	the	of	the
Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
Jerry V. Swank	0	$0	3	$959,000,000	0	$0
Brian D. Watson	0	$0	1	$27,000,000	1	$162,000,000
     Compensation and Potential Conflicts of Interest. Messrs. Swank and Watson are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Mr. Watson is compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as his work ethic, seniority, the appreciation of assets in the Fund and other accounts he manages, or any other factors the Investment Adviser determines contribute to client goals and the long-term success of the Investment Adviser. Some of the other accounts managed by Messrs. Swank and Watson, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Ownership of Securities
     As of December 31, 2007, the Trustees and portfolio managers of the Fund owned common shares of the Fund in the following amounts:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen by Trustees in
	Equity	Family of
Name of Trustee or	Securities	Registered Investment
Portfolio Manager	in the Fund	Companies(1)
Brian R. Bruce	None.	N/A
Ronald P. Trout	$10,001 — $50,000	N/A
Edward N. McMillan	over $100,000	N/A
Jerry V. Swank(2)	over $100,000	N/A
Brian D. Watson(2)	$0 — $10,000	N/A

1	No other registered investment companies share the same investment adviser or principal underwriter as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.

2	Portfolio manager of the Fund.
     As of October 15, 2008, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding common shares of the Fund. There are no control persons of the Fund.
Administrator
     U.S. Bancorp Fund Services LLC, the Administrator, which is located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s administrator pursuant to a fund administration servicing agreement. Pursuant to this agreement, the Administrator provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Fund pays the Administrator a monthly fee computed at an annual rate of 0.08% of the first $100 million of Managed Assets, 0.05% on the next $200 million of Managed Assets and 0.04% on the balance of Managed Assets, subject to a minimum annual fee of $45,000. The Fund will also pay for the Administrator’s out-of-pocket expenses. The Administrator also serves as fund accountant pursuant to a fund accounting servicing agreement.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.
     Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.
     The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.
NET ASSET VALUE
     The Fund will determine the net asset value of its common shares as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) no less frequently than weekly on Wednesday of each week and the last business day in each of November and May. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.
Valuations
     The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Board of Trustees from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:
     (i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.
     (ii) Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.
     (iii) Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.
     (iv) The Fund’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.
     When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations will be based upon all available factors that the Investment Adviser deems relevant.

DISTRIBUTIONS
     The Fund intends to make regular quarterly cash distributions of all or a portion of its income to its common shareholders. The Fund may pay capital gain distributions annually, if available.
     The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to common shareholders will consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in our common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges our common shares. Dividends in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. To permit it to maintain a more stable quarterly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”
DIVIDEND REINVESTMENT PLAN
     Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.
     The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.
     If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to in this Prospectus as “market premium”), the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
     If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to in this Prospectus as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

     In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly-issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly-issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
     The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
     There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.” Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.
     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
     For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, or by calling the Plan Agent at 1-800-662-7232.
DESCRIPTION OF SHARES
Common Shares
     The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust dated as of May 23, 2007. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. The number of common shares outstanding as of August 31, 2008 was 9,472,583. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees will have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.
     The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
     The Fund has no present intention of offering any additional shares and common shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.
     The Fund’s common shares are listed on the NYSE under the symbol “SRV.” Net asset value will be reduced immediately following the offering of common shares by the amount of the offering costs paid by the Fund. See “Summary of Fund Expenses.”
     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end funds frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See “Price Range of Common Shares.”
     The following information regarding the Fund’s authorized shares is as of October 15, 2008.

			Amount Outstanding
	Amount	Amount Held by Fund or for its	Exclusive of Amount held by
Title of Class	Authorized	Account	Fund
Common Stock	Unlimited	None	9,483,352
Preferred Shares
     The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) provides that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued pursuant to such provision. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. As of the date of this Prospectus, the Fund has not issued any preferred shares, and the Board of Trustees has no present intention to issue preferred shares.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.
     Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years of distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end fund or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
     Redemption, Purchase and Sale of preferred shares by the Fund. The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued distributions per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.
     The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered.
Other Shares
     The Board of Trustees (subject to applicable law and the Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

PRICE RANGE OF COMMON SHARES
     The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

			Corresponding		Corresponding
			Net Asset Value		Premium or Discount
	Market Price		(“NAV”) Per Share		as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low

Fiscal Year Ending
November 30, 2008
First Fiscal Quarter	$17.65	$15.00	$18.00	$17.88	(1.94)%	(16.11)%

Second Fiscal Quarter	$17.98	$15.49	$17.25	$17.34	4.23%	(10.67)%

Third Fiscal Quarter	$17.96	$15.94	$17.40	$16.80	3.22%	(5.12)%

Fourth Fiscal Quarter	$17.02	$8.34	$15.58	$10.23	9.24%	(18.48)%
(through October 27, 2008)

Fiscal Year Ended
November 30, 2007
Fourth Fiscal Quarter (period	$19.79	$15.55	$19.18	$18.53	3.18%	(16.08)%
from August 27, 2007(1) to November 30, 2007)

(1)	Commencement of operations.
          The last reported price for our common shares on ___, ___was $  per share and the NAV of the Fund’s common shares was $___share. The Fund cannot determine the reasons why the Fund’s shares trade at a premium to or discount from NAV, nor can the Fund predict whether its shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund’s common shares have in the past traded below their NAV.
PLAN OF DISTRIBUTION
          We may sell our common shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our common shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.
          The distribution of our common shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per common share must equal or exceed the NAV per share, exclusive of any underwriting commissions or discounts, of our common shares.
          We may sell our common shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resale of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

          In connection with the sale of our common shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our common shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement.
          If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within a predetermined number of days from the date of the Prospectus Supplement, to cover any overallotments.
          To facilitate an offering of common shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common shares. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the common shares for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common shares for the purpose of pegging, fixing, or maintaining the price of the shares.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common shares subject to the offering by bidding for, and purchasing, the shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.
          Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.
          Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.
          Common shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE. We cannot assure you that there will be a liquid trading market for the common shares offered.
          Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.
          If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the common shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

          To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
          The Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of common shares for sale to their online brokerage account holders. Such allocations of common shares for Internet distributions will be made on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.
          In order to comply with the securities laws of certain states, if applicable, our common shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST
     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.
     In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.
     The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
     To convert the Fund to an open-end investment company, the Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and its policies and strategies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.
     For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
     The Agreement and Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees.
     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, on file with the Commission for the full text of these provisions.
CERTAIN PROVISIONS OF DELAWARE LAW, THE AGREEMENT AND DECLARATION OF TRUST AND BYLAWS
     Classified Board of Trustees. The Fund’s Board of Trustees is divided into three classes of trustees serving staggered three-year terms. Upon expiration of their current terms, Trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of Trustees will be elected by the shareholders. Trustees of Classes I, II and III will expire in 2011, 2009 and 2010, respectively. A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Trustees will help to ensure the continuity and stability of its management and policies.
     Election of Trustees. The Fund’s Agreement and Declaration of Trust provides that the affirmative vote of the holders of a plurality of the outstanding shares entitled to vote in the election of Trustees will be required to elect a Trustee.
     Number of Trustees; Vacancies; Removal. The Fund’s Agreement and Declaration of Trust provides that the number of Trustees will be set by the Board of Trustees. The Fund’s Agreement and Declaration of Trust provides that a majority of the Fund’s Trustees then in office may at any time increase or decrease the number of Trustees provided there will be at least one Trustee. As soon as any such Trustee has accepted his appointment in writing, the trust estate will vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he will be deemed a Trustee thereunder. The Trustees’ power of appointment is subject to Section 16(a) of the 1940 Act. Whenever a vacancy in the number of Trustees will occur, until such vacancy is filled as provided, the Trustees in office, regardless of their number, will have all the powers granted to the Trustees and will discharge all the duties imposed upon the Trustees by the Declaration.
     Action by Shareholders. Shareholder action can be taken only at an annual or special meeting of shareholders or by written consent in lieu of a meeting.
     Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Fund’s Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder of record both at the time of giving of notice and at the time of the annual meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
     Calling of Special Meetings of Shareholders. The Fund’s Bylaws provide that special meetings of shareholders may be called at any time by the Chairman, the President or the Trustees. By following certain procedures, a special meeting of shareholders will also be called by the Secretary of the Trust upon the written request of the Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
CLOSED-END FUND STRUCTURE
     Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Although mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.
     Shares of closed-end funds listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Fund’s common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the Fund’s structure in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Fund’s shareholders. However, the Board of Trustees may periodically review the trading range and activity of the Fund’s shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Fund’s common shares at net asset value or the Fund’s possible conversion to an open-end mutual fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund’s common shares trading at a price equal to or close to net asset value per share of its common shares. Based on the determination of the Board of Trustees in connection with this initial offering of the Fund’s common shares that the closed-end structure is desirable in light of the Fund’s investment objective and policies, it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.
     Delaware trust law provides that any proposal for the Fund’s conversion from a closed-end fund to an open-end investment company requires the approval of its Board of Trustees and the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80% of the Fund’s continuing Trustees (in addition to the approval by the Fund’s Board of Trustees), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Shares” for a discussion of voting requirements applicable to the Fund’s conversion to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and its common shares would not be eligible to be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Fund’s Board of Trustees may at any time propose the Fund’s conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.
REPURCHASE OF COMMON SHARES
     In recognition of the possibility that the Fund’s common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s common shareholders, the Board of Trustees, in consultation with the Investment Adviser, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Trustees also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for the Fund’s common shares, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board of Trustees may, subject to its applicable duties and compliance with applicable U.S. state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Fund’s common shares, trading volume of the Fund’s common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund’s expenses and reduce its net income.
     There can be no assurance that repurchases of the Fund’s common shares or tender offers, if any, will cause share of its common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund’s outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the Fund’s common shares.
     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the Fund’s common shares, the acquisition of common shares by the Fund will decrease its total assets and therefore will have the effect of increasing its expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, particularly its investment in illiquid or otherwise restricted securities, it is possible that repurchases of common shares or tender offers could interfere with the Fund’s ability to manage its investments in order to seek its investment objective. Further, it is possible that the Fund could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common shares.
TAX MATTERS
     Tax matters are complicated, and the U.S. federal, state, local and foreign tax consequences of an investment in and holding of the Fund’s common shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.
     The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire common shares pursuant to this offering and that hold such shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion to the Fund regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects set out below.
     Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of common shares, as well as the effects of state, local and foreign tax laws.
     For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of common shares that, for U.S. federal income tax purposes, is one of the following:
•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States or any state of the United States;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
     If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.
The Fund
     The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund may be subject to state income tax by reason of its investments in equity securities of MLPs. The Fund may be subject to alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of U.S. corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the shares. In addition, distributions to shareholders of the Fund will be taxed under federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation.
Certain Fund Investments
     MLP Equity Securities. MLPs differ from corporations in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP is instead generally treated as a partnership for U.S. federal income tax purposes, which means no U.S. federal income tax is imposed at the partnership entity level. A partnership’s items of taxable income, gain, loss and deductions are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level — at the partner level.
     The Code generally requires all publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Such publicly traded partnerships are referred to in this “Tax Matters” discussion as MLPs. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Qualifying income also includes income and gain from mineral or natural resources activities, including exploration, development, production, mining, refining, certain marketing and transportation (including pipelines) of oil and gas, minerals, fertilizer, geothermal energy, or timber. Most MLPs today are in natural resources, timber or real estate related (including mortgage securities) businesses.
     Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest.
     When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.
     The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.
     The Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.
     Other Investments. The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving a corresponding amount cash.
     If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received from the investments.
     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.
     The Fund may invest in PFICs. As a result of an investment in a PFIC, the Fund may be subject to additional taxes or, if it makes one of the elections described below, may be required to recognize taxable income related to such investment prior to its receipt of the corresponding cash.
     If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
     Alternatively, the Fund may make a mark-to-market election with respect to an interest in a PFIC that is “marketable stock” as defined in the PFIC rules. This election will result in the Fund’s being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of IRS.
U.S. Shareholders
     Distributions. Distributions by the Fund of cash or property in respect of the common shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, will be eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.
     If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the common shares, and then as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable common shares for more than one year. The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income. Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the common shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.
     Because the Fund will invest a substantial portion of its assets in natural resources-related MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.
     U.S. Shareholders that participate in the Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a distribution equal to the reinvested amount (taxable as described immediately above) and (ii) reinvested such amount in common shares.
     Sales of Shares. Upon the sale, exchange or other taxable disposition of common shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the common shares. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the common shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010). The deductibility of capital losses is subject to limitations under the Code.
     A redemption of common shares will be treated as a sale or exchange of such common shares provided the redemption is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of an shareholder’s interest in the Fund, or is in partial liquidation of the Fund. A redemption treated as a sale or exchange of common shares will be subject to U.S. federal income tax as described immediately above. Redemptions that do not qualify for sale or exchange treatment will be treated as dividends to the extent paid from the Fund’s current or accumulated earnings and profits. To the extent the Fund does not have sufficient earnings and profits, the redemption proceeds will constitute a return of capital and will first be applied against and reduce a shareholder’s adjusted basis in his or her common shares, but not below zero, and then the excess, if any, will be treated as gain from the sale of the common shares. If the Fund redeems common shares, there is a risk that the non-tendering shareholders would be considered to have received a deemed distribution as a result of the Fund’s purchase of the tendered common shares, and all or a portion of that deemed distribution may be taxable as a dividend.
     A U.S. Shareholder’s adjusted tax basis in its common shares may be less than the price paid for the common shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).
     Information Reporting and Backup Withholding Requirements. In general, distributions on the common shares, and payments of the proceeds from a sale, exchange or other disposition of the common shares paid to a U.S. Shareholder are subject to information reporting on Form 1099 and may be subject to backup withholding (currently at a maximum rate of 28%) unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder may be refunded or credited against the U.S. Shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Each U.S. Shareholder will receive, if appropriate, various written notices after the close of the Fund’s taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the U.S. Shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.
Non-U.S. Shareholders
     For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of common shares that, for U.S. federal income tax purposes, is one of the following:
•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to tax as expatriates,

•	a foreign corporation or

•	a foreign estate or trust.
     If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.
     A “Non-U.S. Shareholder” does not include (i) an individual who is present in the United States for 183 days or more in the taxable year of disposition and is not otherwise a resident of the United States for U.S. federal income tax purposes or (ii) any person who owns at any time, actually or constructively, more than 5% of the Fund’s common shares. Any such person is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the sale, exchange or other disposition of common shares.
     This summary assumes that the Non-U.S. Shareholder’s investment in the Fund is not effectively connected with the conduct by such Non-U.S. Shareholder of a trade or business in the United States. Any Non-U.S. Shareholder whose investment in the Fund is effectively connected with such Non-U.S. Shareholder’s conduct of a trade or business in the United States should consult its own tax advisor.
     Distributions. Distributions by the Fund of cash or property in respect of the common shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding tax, a Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.
     If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the common shares, and then as capital gain. As discussed above, the Fund expects that only a portion of its distributions to its shareholders with respect to the common shares will be treated as dividends for U.S. federal income tax purposes. To the extent that any distribution by the Fund is not treated as a dividend, such distribution will not be subject to U.S. withholding tax, unless the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the distribution or the Non-U.S. Shareholder’s holding period, whichever is shorter, and the common shares have ceased to be traded on an established securities market prior to the beginning of the calendar year in which the distribution occurs. Gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund will not be subject to U.S. federal income tax, except as described below under “ — Sale of Shares.”
     Sale of Shares. A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on the sale, exchange or other disposition of common shares unless:
•	the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the United States, subject to an applicable treaty providing otherwise, or

•	the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the disposition or the Non-U.S. Shareholder’s holding period, whichever is shorter, and the common shares have ceased to be traded on an established securities market prior to the beginning of the calendar year in which the sale, exchange or other disposition occurs.
     Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.
     Information Reporting and Backup Withholding. Information returns will be filed with the Internal Revenue Service in connection with payments of dividends and the proceeds from a sale or other disposition of common shares. A Non-U.S. Shareholder may have to comply with certification procedures to establish that it is not a United States person in order to avoid backup withholding tax requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding tax as well. The amount of any backup withholding from a payment to a Non-U.S. Shareholder may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.
OTHER SERVICE PROVIDERS
     Computershare Inc. and its fully owned subsidiary Computershare Trust Company, N.A., which are located at 250 Royall Street, Canton, MA 02021, have entered into a transfer agency and service agreement with the Fund. Under this agreement, Computershare Trust Company, N.A. serves as the Fund’s transfer agent, registrar and administrator of its dividend reinvestment plan, and Computershare Inc. serves as dividend disbursing agent and may act on behalf of Computershare Trust Company, N.A. in providing certain of the services covered by the agreement.
     U.S. Bank National Association, which is located at 1555 N. Rivercenter Dr., Suite 302, Milwaukee, WI 53212, acts as custodian of the Fund’s securities and other assets.
     The Administrator acts as the Fund’s fund accountant. The Administrator will assist in the calculation of the Fund’s net asset value. The Administrator will also maintain and keep current the accounts, books, records and other documents relating to the Fund’s financial and portfolio transactions.
CODES OF ETHICS
     The Fund and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
PROXY VOTING POLICY AND PROXY VOTING RECORD
     The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A summary of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix B to this Prospectus.
LEGAL MATTERS
     Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Fund has selected                                          as its independent registered public accounting firm.                                         ‘s principal business address is located at                                          .
ADDITIONAL INFORMATION
     The Fund is subject to the informational requirements of the 1934 Act, and the 1940 Act and in accordance with those requirements is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Copies of the Fund’s annual and semi-annual reports may be obtained upon request, without charge, by calling toll-free (800) 662-7232 and also are made available on the Fund’s website at www.swankcapital.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus.
     Additional information regarding the Fund is contained in the registration statement on Form N-2, including amendments, exhibits and schedules to the registration statement, relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This Prospectus does not contain all of the information set out in the registration statement, including any amendments, exhibits and schedules to the registration statement. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part of the registration statement may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.
FINANCIAL STATEMENTS
     The Financial Statements of the Fund and Notes thereto from the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2007 and from the Fund’s Semi-Annual Report for the period ended May 31, 2008 were filed with the SEC and are each incorporated by reference into this Prospectus.

APPENDIX A
RATINGS OF INVESTMENTS
S&P’s Bond Ratings
     AAA. Debt rated AAA had the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
     BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     CI. The rating CI is reserved for income bonds on which no interest is being paid.
     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
Moody’s Bond Ratings
     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Long-Term Debt Ratings
     AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
     Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Commercial Paper Ratings
     Commercial paper rated by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

     The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
SWANK ENERGY INCOME ADVISORS, LP
Proxy Voting Policy
     Swank Energy Income Advisors, LP (the “Investment Manager”) serves as the investment adviser and general partner, respectively, of certain investment vehicles and other clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.
Purpose
     The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.
Determination of Vote
     The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.
     The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.
Resolution of any Conflicts of Interest
     If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.
Records
     The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

[LOGO]
The Cushing MLP Total Return Fund
Common Shares of Beneficial Interest

PRELIMINARY BASE PROSPECTUS

, 2008

Filed pursuant to Rule 497(e)
Registration Statement No. 333-
The information in this Prospectus Supplement is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.
PRELIMINARY PROSPECTUS SUPPLEMENT
(To Prospectus dated                     , 2008)
Subject to completion, dated                     , 2008
                     Common Shares
[GRAPHIC OMITTED]
Common Shares of Beneficial Interest
     We are offering for sale                      shares of our common shares. Our common shares are traded on the New York Stock Exchange under the symbol “SRV.” The last reported sale price for our common shares on                     , ___was $  per share.
     You should review the information set forth under “Risk Factors and Special Considerations” on page ___of the accompanying Prospectus before investing in our common shares.

	Per Share	Total (1)

Public offering price	$—	$—
Underwriting discounts and commissions	$—	$—
Proceeds, before expenses, to us	$—	$—

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.
     The underwriters may also purchase up to an additional                      common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $                     and the total underwriting discounts and commissions would be $                    . The common shares will be ready for delivery on or about                     , ___.
     You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling [                    ] or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).
     Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.
                    , ____

S-2

     You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Cushing MLP Total Return Fund. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement
Prospectus

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	21
FINANCIAL HIGHLIGHTS	22
THE FUND	23
USE OF PROCEEDS	23
INVESTMENT OBJECTIVE AND POLICIES	23
THE FUND’S INVESTMENTS	24
PRINCIPAL RISKS OF THE FUND	34
INVESTMENT RESTRICTIONS	51
MANAGEMENT OF THE FUND	51
PORTFOLIO TRANSACTIONS AND BROKERAGE	58
NET ASSET VALUE	59
DISTRIBUTIONS	60
DIVIDEND REINVESTMENT PLAN	60
DESCRIPTION OF SHARES	61
PRICE RANGE OF COMMON SHARES	64
PLAN OF DISTRIBUTION	64
ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST	66
CERTAIN PROVISIONS OF DELAWARE LAW, THE AGREEMENT AND DECLARATION OF TRUST AND BYLAWS	67
CLOSED-END FUND STRUCTURE	68
REPURCHASE OF COMMON SHARES	68
TAX MATTERS	69
OTHER SERVICE PROVIDERS	74
CODES OF ETHICS	74
PROXY VOTING POLICY AND PROXY VOTING RECORD	74
LEGAL MATTERS	74
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	74
ADDITIONAL INFORMATION	74
FINANCIAL STATEMENTS	75

S-3

TABLE OF FEES AND EXPENSES
     The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.
     The following table assumes the Fund has borrowed in the amount equal to 33 1/3% of the Fund’s Managed Assets (i.e., 50% of its net assets attributable to the Fund’s common shares) and shows the Fund’s expenses as a percentage of net assets attributable to its common shares.

Shareholder Transaction Expenses:
Sales Load Paid by Investors (as a percentage of offering price)	[ ]
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	[ ]	%
Dividend Reinvestment Plan Fees(2)	[None]
Percentage of Net Assets Attributable to Common Shares
(Assumes Leverage is Used)(3)

Annual Expenses:
Management Fees(4)%
Interest Payments on Borrowed Funds(5)%
Expenses Associated with Dividends Paid on Sales of Securities Sold Short(4)%
Other Expenses(3)%
Total Annual Expenses(4)%

(1)	Amount reflects estimated offering expenses of $100,000 borne by the Fund.

(2)	Investors who hold shares in a dividend reinvestment account and request a sale of shares through the dividend reinvestment plan agent are subject to a $15.00 sales fee and pay a brokerage commission of $0.12 per share sold.
Percentage of Net Assets Attributable to Common Shares
(Assumes No Leverage is Used)

Annual Expenses:
Management Fees(4)%
Interest Payments on Borrowed Funds	None
Expenses Associated with Dividends Paid on Sales of Securities Sold Short(4)%
Other Expenses(3)%
Total Annual Expenses(4)%

(3)	The costs of this offering are not included as an Annual Expense in the expenses shown in this table, but are included as a Shareholder Transaction Expense in the table above. “Other Expenses” are based on estimated amounts for the current fiscal year. Please see footnote (1) above.

(4)	The Investment Adviser currently intends to reimburse the Fund’s expenses to the extent that total annual Fund operating expenses, not including interest payments or other expenses on borrowed funds, exceed 1.50% of average weekly Managed Assets. The Investment Adviser is not obligated to do so, however, and reimbursement may be discontinued at any time. Because holders of any Leverage Instruments do not bear management fees and other expenses, the cost to shareholders increases as leverage increases.

(5)	Assumes a cost on Leverage Instruments of [ ]. This rate is an estimate and may differ based on varying market conditions that may exist when Leverage Instruments are issued or incurred and depending on the type of Leverage Instrument issued or incurred. If the Fund issues or incurs Leverage Instruments in an amount greater than 33 1/3% of Managed Assets, this amount could increase.

     The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.
Example
     As required by relevant SEC regulations, the following example illustrates the expenses (including the estimated offering expenses) that an investor would pay on a $1,000 investment in the Fund’s common shares, assuming total annual expenses of [ ]% of net assets attributable to the Fund’s common shares, the Fund issues Leverage Instruments in an amount equal to 33 1/3% of Managed Assets (i.e., 50% of net assets attributable to the Fund’s common shares), and a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$	$	$	$
     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example assumes that the estimated “Other Expenses” set out in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. In the event that the Fund does not use any leverage, an investor would pay the following expenses based on the assumptions in the example and total annual expenses of [1.50%] of net assets attributable to the Fund’s common shares: 1 Year, $[   ]; 3 Years, $[  ]; 5 Years, $[  ]; and 10 Years, $[  ].
USE OF PROCEEDS
     We estimate the total net proceeds of the offering to be $                     ($                     if the over-allotment option is exercised in full), based on the public offering price of $  per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.
     The Fund anticipates that it will be able to invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within approximately two weeks after completion of an offering. Prior to the time the Fund is fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents, or in debt securities that are rated AA or higher. Income received by the Fund from these temporary investments would likely be less than returns sought pursuant to the Fund’s investment objective and policies.
FINANCIAL HIGHLIGHTS
[To be provided.]

PRICE RANGE OF COMMON SHARES
     The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

			Corresponding		Corresponding
			Net Asset Value		Premium or Discount
	Market Price		(“NAV”) Per Share		as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low

Fiscal Year Ending
November 30, 2008
First Fiscal Quarter	$17.65	$15.00	$18.00	$17.88	(1.94)%	(16.11)%

Second Fiscal Quarter	$17.98	$15.49	$17.25	$17.34	4.23%	(10.67)%

Third Fiscal Quarter	$17.96	$15.94	$17.40	$16.80	3.22%	(5.12)%

Fourth Fiscal Quarter (through October 27, 2008)	$17.02	$8.34	$15.58	$10.23	9.24%	(18.48)%

Fiscal Year Ended
November 30, 2007
Fourth Fiscal Quarter (period from August 27, 2007(1) to November 30, 2007)	$19.79	$15.55	$19.18	$18.53	3.18%	(16.08)%

(1)	Commencement of operations.
     The last reported price for our common shares on                     ,                      was $  per share. The Fund’s common shares have in the past traded below their net asset value.
UNDERWRITING
[To be provided.]

LEGAL MATTERS
Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund, in connection with the offering of the common shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by                                         .

PART C — OTHER INFORMATION
Item 25. Financial Statements and Exhibits
(1)	The following financial statements are incorporated by reference in this Registration Statement:
(a)	Audited Financial Statements for the period August 27, 2007 (commencement of operations) through November 30, 2007.
Schedule of Investments
Statement of Assets & Liabilities
Statement of Operations
Statement of Changes in Net Assets
Statement of Cash Flows
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
(b)	Financial Statements for the six-months ended May 31, 2008.
Schedule of Investments (Unaudited)
Statement of Assets & Liabilities (Unaudited)
Statement of Operations (Unaudited)
Statement of Changes in Net Assets (Unaudited)
Statement of Cash Flows (Unaudited)
Financial Highlights (Unaudited)
Notes to Financial Statements (Unaudited)
(2)	Exhibits
(a)(1)	Declaration of Trust(1)

(a)(2)	Amended and Restated Agreement and Declaration of Trust(3)

(b)	Amended and Restated By-Laws of Registrant(3)

(c)	Voting Trust Agreement — none.

(d)	Shareholder Rights Instruments — none.

(e)	Form of Dividend Reinvestment Plan(2)

(f)	Long-Term Debt Instruments — none.

(g)	Investment Management Agreement between Registrant and Swank Energy Income Advisors, LP(3)

(h)	Form of Underwriting Agreement(6)

(i)	Bonus, Profit Sharing, Pension Plans — not applicable.

(j)	Custody Agreement(3)

(k)	Other Material Contracts
(1)	Fund Administration Servicing Agreement(3)

(2)	Transfer Agency and Service Agreement(3)

(3)	Fund Accounting Servicing Agreement(3)

(l)(1)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP (6)

(m)	Non-Resident Officers/Trustees — none.

(n)	Other Opinions and Consents
(1)	Consent of Independent Registered Public Accounting Firm(6)
(2)	Report of Independent Registered Public Accounting Firm(6)
(o)	Omitted Financial Statements — none.

(p)	Model Retirement Plans — none.

(q)	Code of Ethics
(1)	Amended Code of Ethics of Registrant and Swank Energy Income Advisors, LP(4)
(r)	Power of attorney and certified resolution authorizing same.(5)

(1)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 Nos. 333-143305 and 811-22072, as filed with the Securities and Exchange Commission on May 25., 2007.

(2)	Incorporated by reference to the Fund’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 Nos. 333-143305 and 811-22072, as filed with the Securities and Exchange Commission on July 20, 2007.

(3)	Incorporated by reference to the Fund’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 Nos. 333-143305 and 811-22072, as filed with the Securities and Exchange Commission on August 23, 2007.

(4)	Incorporated by reference to the Fund’s Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 Nos. 333-143305 and 811-22072, as filed with the Securities and Exchange Commission on August 24, 2007.

(5)	Filed herewith.

(6)	To be filed by amendment, as applicable or necessary.
Item 26. Marketing Arrangements
     None.
Item 27. Other Expenses of Issuance and Distribution
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Registration Fees	[ ]
FINRA Fees	[ ]
Printing and Engraving Expenses	[ ]
Legal Fees	[ ]
Listing Fees	[ ]
Accounting Expenses	[ ]
Miscellaneous Expenses	[ ]
Total	[ ]
Item 28. Persons Controlled by or Under Common Control with Registrant
     None.

Item 29. Number of Holders of Securities as of September 30, 2008

Title of Class	Number of Record Holders
Common Shares, $0.001 par value per share	3
Item 30. Indemnification
     Article IV of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:
     “Section 2. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series will look only to the assets of the Trust or, as applicable, all Series or such particular Series for payment under such contract or claim; and neither the Trustees nor, when acting in such capacity, any of the Trust’s officers, employees or agents, whether past, present or future, will be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series will contain a statement to the foregoing effect, but the absence of such statement will not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust will not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Declaration or in the Delaware Act will protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
     Section 3. Indemnification. (a) Subject to the exceptions and limitations contained in subsection (b) below: every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, employee, trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) will be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and as used herein, the words ‘claim,’ ‘action,’ ‘suit,’ or ‘proceeding’ will apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigative, arbitration or other, including appeals), actual or threatened, and the words “liability” and “expenses” will include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
     (b) No indemnification will be provided hereunder to a Covered Person: (i) who will have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).
     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, will be severable, will not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and will inure to the benefit of the heirs, executors and administrators of a Covered Person.
     (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person will have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section. Independent counsel retained for the purpose of rendering an opinion regarding advancement of expenses and/or a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, may proceed under a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Person’s duties to the Trust and were based on the Covered Person’s determination that those actions were in the best interests of the Trust and its Shareholders; provided that the Covered Person is not an Interested Person (or is an Interested Person solely by reason of being an officer of the Trust).
     (e) Any repeal or modification of this Article IV by the Shareholders, or adoption or modification of any other provision of the Declaration or By-Laws inconsistent with this Article, will be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption. Any such repeal or modification by the Shareholders will require a vote of at least two-thirds of the Outstanding Shares entitled to vote and present in person or by proxy at any meeting of the Shareholders.
     Section 4. Indemnification of Shareholders. (a) If any Shareholder or former Shareholder of the Trust (as opposed to a Shareholder or former Shareholder of any Series) will be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) will be entitled out of the assets belonging to the Trust to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust will, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.
     (b) If any Shareholder or former Shareholder of any Series will be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) will be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, will, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
     Section 5. No Bond Required of Trustees. No Trustee will be obligated to give any bond or other security for the performance of any of his duties hereunder.
     Section 6. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof will be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust will be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital will not operate to bind the Trustees individually. The Trustees may maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees will deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment will deem advisable.
     Section 7. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust or a Series thereof will, in the performance of his duties, powers and discretions hereunder be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, the Principal Underwriter, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.”

Section 18 of the Investment Management Agreement between Registrant and Swank Energy Income Advisors, LP provides as follows:
“18. Limitation of Liability of the Fund and the Shareholders
     None of the Trustees, officers, agents or shareholders of the Fund will be personally liable under this Agreement. The name ‘The Cushing MLP Total Return Fund’ is the designation of the Fund for the time being under the Amended and Restated Agreement and Declaration of Trust and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as none of the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.”
     Reference is made to Section ___of the form of underwriting agreement attached as Exhibit (h), which is incorporated herein by reference and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be permitted to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
None.
Item 32. Location of Accounts and Records
     The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated under the 1940 Act, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant. The Registrant is located at the following address: The Cushing MLP Total Return Fund, 3300 Oak Lawn Avenue, Suite 650, Dallas, TX 75219. The Fund’s custodian is located at the following address: U.S. Bank National Association, 1555 N. Rivercenter Dr., Suite 302, Milwaukee, WI 53212. The Fund’s transfer agent, registrar and administrator is located at the following address: Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.
Item 33. Management Services
     None.
Item 34. Undertakings
1.	Registrant undertakes to suspend the offering of common shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant hereby undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “1933 Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
(b)	that for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act.

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
     5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.
     Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.
     6. Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and the State of Texas, on the 30th day of October, 2008.

THE CUSHING MLP TOTAL RETURN FUND
By:	/s/ JERRY V. SWANK*
Jerry V. Swank
Trustee, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of October, 2008:

Signature	Title
/s/ BRIAN R. BRUCE* Brian R. Bruce	Trustee

/s/ EDWARD N. MCMILLAN*	Trustee
Edward N. McMillan

/s/ JERRY V. SWANK* Jerry V. Swank	Trustee, President and Chief Executive Officer

/s/ RONALD P. TROUT* Ronald P. Trout	Trustee

/s/ MARK W. FORDYCE Mark W. Fordyce	Treasurer, Secretary, Chief Financial Officer and Principal Accounting Officer

*By:	/s/ MARK. W. FORDYCE
Mark W. Fordyce
As Attorney-In-Fact**

**	Pursuant to power of attorney attached as an exhibit to the Registration Statement.

INDEX TO EXHIBITS

Exhibit	Exhibit Name
(2) (r)	Power of Attorney and certified resolution authorizing same